SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 2-39334)
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 46

and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 31

MML SERIES INVESTMENT FUND
(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111
(413) 788-8411

Name and Address of Agent for Service
Thomas M. Kinzler, Esq.
Vice President and Secretary
MML Series Investment Fund
1295 State Street
Springfield, Massachusetts 01111

Copy to:
J.B. Kittredge, Esq.
Ropes & Gray
One International Place
Boston, MA 02110

        It is proposed that this filing become effective May 1, 2001, pursuant to paragraph (b) of Rule 485.

        Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

        We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 notice for the period ended December 31, 2000 on or about March 31, 2001.

TO THE SECURITIES AND EXCHANGE COMMISSION:

        Registrant submits this Post-Effective Amendment No. 46 to its Registration Statement No. 2-39334 under the Securities Act of 1933 and this Amendment No. 31 to its Registration Statement No. 811-02224 under the Investment Company Act of 1940. This Post-Effective Amendment relates to MML Equity Fund, MML Money Market Fund, MML Blend Fund, MML Managed Bond Fund, MML Equity Index Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

MML SERIES INVESTMENT FUND

This Prospectus describes the following Funds.

•	MML Money Market Fund seeks to maximize current income, preserve capital and maintain liquidity by investing in money market instruments.

•	MML Managed Bond Fund seeks a high rate of return consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

•	MML Blend Fund seeks a high total rate of return over time consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

•	MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

•	MML Large Cap Value Fund seeks both capital growth and income.

•
MML Equity Index Fund
seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index. [1]

•	MML Enhanced Index Core Equity Fund seeks to outperform the total return performance of the S&P 500 Index, while maintaining risk characteristics similar to those of the benchmark.

•	MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

•	MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

•	MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

•	MML Small Company Opportunities Fund seeks long-term capital appreciation by investing in common stocks of smaller, faster-growing companies.

•	MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

•	MML Emerging Growth Fund seeks capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 “Standard & Poor’s,” “Standard & Poor’s 500®” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”). S&P makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2001
–  1  –

Summary Information

MML Series Investment Fund provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 30.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

The MML Large Cap Value Fund and MML Emerging Growth Fund commenced operations on May 1, 2000. These Funds do not have returns for a full calendar year. The MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund are new Funds effective May 1, 2001. For all these Funds (except for MML Enhanced Index Core Equity Fund), the performance of the Sub-Adviser is provided based on a composite of portfolios managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund. The Performance Charts for those Sub-Advisers reflects the Sub-Adviser’s composite performance, adjusted for the expenses of the particular Fund.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a category of expenses called Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

MML Money Market Fund

Investment Objectives

This Fund’s investment objectives are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.

Principal Investment Strategies and Risks

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

•	commercial and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	certificates evidencing participation in bank loans; and

•	certificates of deposit and bankers’ acceptances.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund’s Sub-Adviser, David L. Babson & Company Inc., judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that MassMutual judges to be of second highest quality.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 30.
Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 1.72% for the quarter ended March 31, 1991 and the lowest was 0.67% for the quarter ended June 30, 1993.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Money Market Fund	6.03%	5.22%	4.77%
Lipper Taxable Money Market Fund Index ∧	5.94%	5.18%	4.71%

∧  Lipper Taxable Money Market Fund Index is an unmanaged index of taxable money market mutual funds. The Index does not incur expenses and it cannot be purchased directly by investors.

The Fund’s 7-day yield on December 31, 2000 was 6.24%.

Expense Information

MML Money Market Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%
Other Expenses	.03%*
Total Annual Fund Operating Expenses (1)	.51%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Money Market Fund	$52	$163	$280	$630

MML Managed Bond Fund

Investment Objective

This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Principal Investment Strategies and Risks

The Fund invests primarily in investment grade debt securities, including:

•	domestic and foreign corporate bonds;

•	bonds issued or guaranteed by the U.S. Government or its agencies;

•	mortgage-backed and other asset-backed securities; and

•	money market securities, including commercial paper.

Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, but no more than 15% may be illiquid at the time of purchase. If the Fund purchases a security that is not denominated in U.S. dollars, the Fund will enter into a currency transaction either to hedge the foreign currency risk or effectively convert the debt security to U.S. dollars.

The Fund’s Sub-Adviser, David L. Babson & Company Inc., intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 30.
Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 6.64% for the quarter ended June 30, 1995 and the lowest was -3.43% for the quarter ended March 31, 1994.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Managed Bond Fund	11.19%	6.01%	7.95%
Lehman Brothers Aggregate Bond Index ∧	11.63%	6.46%	7.96%

∧  The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses and it cannot be purchased directly by investors.

Expense Information

MML Managed Bond Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.47%
Other Expenses	.02%*
Total Annual Fund Operating Expenses (1)	.49%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Managed Bond Fund	$50	$157	$269	$605

MML Blend Fund

Investment Objective

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	Money Market Segment’s objectives are to achieve high current income and to preserve capital.

•	Bond Segment’s objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

•	Equity Segment’s objective is to achieve a superior rate of return over time from capital appreciation.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, David L. Babson & Company Inc., about each segment’s potential for returns related to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund’s total assets will be invested in the Bond Segment, at least 50% and no more than 70% of the Fund’s total assets will be invested in the Equity Segment, and no more than 30% of the Fund’s total assets will be invested in the Money Market Segment. In unusual circumstances, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 30.
Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 10.03% for the quarter ended June 30, 1997 and the lowest was -5.94% for the quarter ended September 30, 1999.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Blend Fund	0.02%	9.08%	11.24%
S&P 500® Index ∧	-9.10%	18.33%	17.46%
Lipper Balanced Fund Index ∧ ∧	2.39%	11.80%	12.33%
Lehman Brothers Aggregate Bond Index ∧ ∧ ∧	11.63%	6.46%	7.96%

∧ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.
∧ ∧ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the MML Blend Fund. The Index does not incur expenses and cannot be purchased directly by investors.
∧ ∧ ∧  The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

MML Blend Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.37%
Other Expenses	.02%*
Total Annual Fund Operating Expenses (1)	.39%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Blend Fund	$40	$127	$218	$492

MML Equity Fund

Investment Objectives

This Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Principal Investment Strategies and Risks

The Fund invests primarily in dividend paying stocks, securities convertible into stocks, and other securities (such as warrants and stock rights) whose value is based on stock prices. The Fund’s Sub-Adviser, David L. Babson & Company Inc., follows a “value” approach that favors the stocks of companies having below-average share price to company earnings (“P/E”) ratios and higher dividend yields relative to their industry groups. The Fund generally invests in publicly traded stocks of companies with market capitalizations greater than $2 billion and a history of operations of five years or more. The Fund may also invest a portion of the Fund’s assets in non-dividend paying stocks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 16.16% for the quarter ended December 31, 1998 and the lowest was -10.56% for the quarter ended September 30, 1999.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Equity Fund	2.86%	12.18%	13.92%
S&P 500® Index ∧	-9.10%	18.33%	17.46%

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	MML Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.37%
Other Expenses	.03%	*
Total Annual Fund Operating Expenses (1)	.40%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Equity Fund	$41	$128	$220	$495

MML Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term.

The Fund may also invest to a limited extent in foreign securities and use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2000, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	MML Large Cap Value Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Other Expenses	.27%
Total Annual Fund Operating Expenses (1)	1.07%
Expense Reimbursement	(.16%)	*
Net Fund Expenses (1)	.91%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000 on an annualized basis.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Large Cap Value Fund	$93	$325	$567	$1,274

Davis Prior Performance for Similar
Accounts and Fund Performance
Since Inception*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives similar to that of the Fund and shows the Fund’s return since inception. The Davis composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	Highest Quarter		Lowest Quarter
MML Large Cap Value Fund	0.93%	Q3 2000	0.87%	Q4 2000
Davis Composite	21.42%	Q4 1998	-14.51%	Q3 1998

Davis Average Annual Total Returns for Similar Accounts and Fund’s Return Performance Since Inception*

(for the periods ended December 31, 2000)

The table compares Davis’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The Davis composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Large Cap Value Fund (since 5/1/00)	-1.05%	N/A	N/A
Davis Accounts	9.81%	20.65%	20.29%
S&P 500® Index ∧	-9.10%	18.33%	17.46%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies, investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. Davis’ composite includes performance of Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The Fund’s actual performance since inception is also shown separately. The composite performance does not represent the historical performance of the MML Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.
∧  The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MML Equity Index Fund

Investment Objective

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the securities of companies that make up the S&P 500 Index®. The S&P 500 Index® is a widely recognized, capitalization-weighted unmanaged index of common stocks of the 500 largest capitalized U.S. companies.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index®. However, the Fund’s Sub-Adviser, Deutsche Asset Management, Inc., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 58). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in the Appendix. The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Principal Risks of investing in the Fund are Market Risk, Tracking Error Risk, Credit Risk, Growth Company Risk, Leveraging Risk, Derivative Risk, Non-Diversification Risk and Foreign Investment Risk.

These Risks are described beginning on page 30.
Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Class I Shares

During the periods shown above, the highest quarterly return was 21.29% for the quarter ended December 31, 1998 and the lowest was -10.13% for the quarter ended September 30, 1998.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/97)
Class I	-9.53%	15.56%
Class II†	-9.43%	15.92%
Class III†	-9.25%	16.08%
S&P 500® Index*	-9.10%	16.19%

†Class II and III shares commenced operations May 1, 2000. Performance for Class II and Class III shares of the Fund is based on Class I shares adjusted to reflect Class II and Class III expenses.

*The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class I	Class II	Class III
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.22%	.10%	.10%
Other Expenses	.23%	.24%	.10%
Total Annual Fund Operating Expenses (1)	.45%	.34%	.20%
Expense Reimbursement	—	(.05%)*	(.05%)*
Net Fund Expenses (1)	.45%	.29%	.15%

*
MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) through April 30, 2002. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Funds on account of Class II or Class III shares.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000 for Class I shares and on an annualized basis for Class II and Class III.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$46	$145	$249	$560
Class II	$30	$107	$188	$433
Class III	$15	$59	$107	$248

MML Enhanced Index Core Equity Fund

Investment Objective

The Fund’s investment objective is to outperform the total return performance of its benchmark index, the S&P 500 Index, while maintaining risk characteristics similar to those of the benchmark.

Principal Investment Strategies and Risks

Under normal market conditions, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks of companies included in the Fund’s benchmark index. The Sub-Adviser to the Fund, David L. Babson & Company Inc., believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

The Sub-Adviser uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that the Sub-Adviser believes will outperform or underperform the index. The Sub-Adviser identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Sub-Adviser constructs a broadly diversified portfolio (the Fund will generally hold approximately 90% of the securities in the index) by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting is used by the Sub-Adviser in constructing the Fund’s portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Growth Company Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations on May 1, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

MML Enhanced Index
Core Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Other Expenses	.10% *
Total Annual Fund Operating Expenses (1)	.65%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	Total Annual Fund Operating Expenses are based on estimated amounts for the first fiscal year of the Fund.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Enhanced Index Core Equity Fund	$66	$207

MML Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing its assets, except for working cash balances, primarily in the common stocks and securities convertible into common stocks of companies which the Sub-Adviser, Massachusetts Financial Services Company (“MFS”), believes offer better than average prospects for long-term growth.

The Sub-Adviser uses a bottom-up investment style, which means that securities are selected based upon a fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and the Sub-Adviser’s large group of equity research analysts.

In managing the Fund, MFS seeks to purchase securities of companies that it considers well-run and poised for growth, particularly companies which demonstrate:

•	a strong franchise, strong cash flows and a recurring revenue stream;

•	a strong industry position, where there is potential for high profit margins and/or substantial barriers to new entry in the industry;

•	a strong management with a clearly defined strategy; and

•	new products or services.

The Fund may invest up to 35% of its net assets in foreign securities, including companies in emerging markets. The Fund may have exposure to foreign currencies through its foreign investments, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Growth Company Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 9.30% for the quarter ended March 31, 2000 and the lowest was -13.29% for the quarter ended December 31, 2000.

Average Annual Total Returns

(for the period ended December 31, 2000)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.
	One Year	Since Inception (5/99)
MML Growth Equity Fund	-6.54%	12.43%
S&P® Index ∧	-9.10%	0.54%

∧
The S&P® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

MML Growth Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Other Expenses	.28%
Total Annual Fund Operating Expenses (1)	1.08%
Expense Reimbursement	(.17%)*
Net Fund Expenses (1)	.91%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Growth Equity Fund	$93	$327	$572	$1,285

MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by MFS for accounts with investment objectives similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 28.30% for the quarter ended December 31, 1999 and the lowest was -13.66% for the quarter ended December 31, 2000.

MFS Average Annual Total Returns for
Similar Accounts*

(for the periods ended December 31, 2000)

The table compares MFS’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MFS Composite*	-6.90%	27.60%	21.91%
S&P 500® Index ∧	-9.10%	18.33%	17.46%

* MFS Similar Account Performance is a composite of all portfolios managed by MFS with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. MFS’ composite includes performance of the Fund since its inception May 3, 1999, and performance of the Massachusetts Investors Growth Stock Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MML Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MML OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Funds seeks to achieve its objective by investing at least 80% of its assets in the securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index® is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index® does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index®. However, the Fund’s Sub-Adviser, Deutsche Asset Management, Inc., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 58). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in the Appendix. The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Leveraging Risk, Smaller Company Risk, Growth Company Risk and Tracking Error Risk.

These Risks are described beginning on page 30.

Annual Performance

The Fund began operations May 1, 2000, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

Expense Information

MML OTC 100 Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.45%
Other Expenses	.43%
Total Annual Fund Operating Expenses (1)	.88%
Expense Reimbursement	(.32%)*
Net Fund Expenses (1)	.56%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000 on an annualized basis.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML
OTC 100 Fund	$57	$249	$452	$1,046

MML Small Cap Value Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks, and other securities such as warrants and stock rights, whose value is based on stock prices.

The Fund generally invests in publicly traded stocks of companies with market capitalizations in the range of companies in the Russell 2000 Index, the Fund’s benchmark. Normally, however, at least 65% of the Fund’s investments will be in small cap companies. For these purposes, the Fund treats as “small cap” those companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category. The range of capitalizations of companies included in the Russell 2000 Index and the Lipper, Inc. Small Cap Category will fluctuate as market prices increase or decrease. The Fund’s Sub-Adviser, David L. Babson & Company Inc., will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Currency Risk, Foreign Investment Risk, Leveraging Risk and Smaller Company Risk.

These Risks are described beginning on page 30.
Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 17.19% for the quarter ended June 30, 1999 and the lowest was -4.12% for the quarter ended September 30, 1999.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (6/98)
MML Small Cap Value Equity Fund	13.63%	-1.63%
Russell 2000 Index ∧	-3.02%	3.56%

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

MML Small Cap Value Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Other Expenses	.15%
Total Annual Fund	.80%
Operating Expenses (1)
Expense Reimbursement	(.04%)*
Net Fund Expenses (1)	.76%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Cap Value Equity Fund	$78	$252	$434	$973

MML Small Company Opportunities Fund

Investment Objective

The Fund’s investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, David L. Babson & Company Inc.(“Babson”), to be realistically valued.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks of smaller companies. The Fund will invest primarily in equity securities of micro capitalization companies. Micro capitalization companies are those with capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index, measured as of the last time the Index was rebalanced, which is generally June 30 of each year. (This 50% figure was approximately $465 million as of June 30, 2000.) The Fund may also invest to a lesser extent in companies with market capitalizations in excess of 50% of the weighted average market capitalization of the Russell 2000 Index. The Sub-Adviser will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Sub-Adviser believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. The Sub-Adviser will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund’s investment process emphasizes fundamental analysis, the Sub-Adviser first uses computer screening and industry sources to narrow the Fund’s investment universe. The Sub-Adviser screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. The Sub-Adviser then makes decisions using fundamental analysis on stocks that come through its initial screens, typically emphasizing an issuer’s historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, the Sub-Adviser typically looks for the following characteristics:

•	Sustainable competitive advantage

•	Strong management

•	Long product cycles

•	Pricing flexibility

•	Small size as a competitive advantage

•	High sustained return on investment

•	Above-average earnings per share growth

•	Attractive valuation

Out of this analysis, the Sub-Adviser selects what it believes to be the best companies for the Fund’s portfolio.

The Fund may purchase stocks in initial public offerings (“IPOs”) and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund’s market capitalization range stated above. The Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

The Principal Risks of investing in the Fund are Market Risk, Smaller Company Risk, Growth Company Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Non-Diversification Risk.

These Risks are described beginning on page 30.

Additional Risk Regarding Performance: The Fund’s investments in IPOs may have a significant impact on the Fund’s returns during its start-up period. The impact of IPOs would not be expected to be as great as the Fund’s assets grow.

Annual Performance

The Fund began operations on May 1, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

MML Small Company
Opportunities Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.05%
Other Expenses	.22%
Total Annual Fund Operating Expenses (1)	1.27%
Expense Reimbursement	(.11%) *
Net Fund Expenses (1)	1.16%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	Total Annual Fund Operating Expenses and Net Fund Expenses are based on estimated amounts for the first fiscal year of the Fund.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Small Company Opportunities Fund	$118	$393

Babson Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Babson for accounts with investment objectives similar to that of the Fund. The Babson composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 22.26% for the quarter ended June 30, 1999 and the lowest was -21.43% for the quarter ended September 30, 1998.

Babson Average Annual Total Returns for
Similar Accounts*

(for the periods ended December 31, 2000)

The table compares Babson investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The Babson composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Babson Accounts	37.53%	28.11%	N/A
Russell 2000 Index ∧	-3.02%	10.31%	15.53%

* Performance shown is a composite of all portfolios managed by Babson with substantially similar investment objectives, policies, investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The composite performance does not represent the historical performance of the MML Small Company Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

∧  Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MML Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by keeping its assets invested in common stocks and securities which are convertible into stock, as market conditions warrant. The Fund may maintain cash reserves for liquidity and defensive purposes. The Fund will generally buy securities of companies whose market capitalizations are included in the Lipper, Inc. Small Cap Category. The range of capitalizations of companies included in the Lipper, Inc. Small Cap Category will fluctuate as market prices increase or decrease. The Fund is not required to invest in dividend-paying stocks, since current income is not an objective of the Fund.

MassMutual has retained two sub-advisers to manage the Fund, each being responsible to manage a portion of the assets of the Fund.

J.P. Morgan Investment Management Inc.’s (“J.P. Morgan”) investment process emphasizes in-depth proprietary research and stock valuation and selection. J.P. Morgan’s research analysts forecast companies’ prospects over a relatively long period—often as much as five years—in an effort to gain insight into a company’s real growth potential. J.P. Morgan uses a variety of valuation models to quantify the research team’s findings and rank companies in each industry according to their relative value. Using the research and rankings, companies are chosen focusing on each company’s business strategy and competitive environment. J.P. Morgan generally seeks to buy stocks for the Fund that are ranked as undervalued or fairly valued and that it believes are poised for long-term growth. While J.P. Morgan holds stocks in many industries, it tends to emphasize industries with higher growth potential, such as technology, health care and consumer services.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure.

Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur, and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed typically buys companies with an anticipated three-year holding period, and therefore expects the portion of the Fund’s portfolio that is managed by Waddell & Reed to have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Smaller Company Risk, Credit Risk, Growth Company Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 30.

Additional Risks Regarding Performance: The Fund’s investments in initial public offerings (“IPOs”) may have a significant impact on the Fund’s returns during its start-up period. The impact of IPOs would not be expected to be as great as the Fund’s assets grow.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 11.83% for the quarter March 31, 2000 and the lowest was -16.42% for the quarter ended December 31, 2000.

Average Annual Total Returns

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/99)
MML Small Cap Growth Equity Fund	-13.87%	23.75%
Russell 2000 Index ∧	-3.02%	8.24%

∧
The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

MML Small Cap Growth Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.07%
Other Expenses	.18%
Total Annual Fund Operating Expenses (1)	1.25%
Expense Reimbursement	(.07%)*
Net Fund Expenses (1)	1.18%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Cap Growth Equity Fund	$121	$390	$670	$1,482
J.P. Morgan and Waddell & Reed Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for its similar accounts. The returns shown have been adjusted to reflect the fees and expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	Highest Quarter		Lowest Quarter
J.P. Morgan Composite	43.32%	Q4 1999	-24.42%	Q4 2000
Waddell & Reed Composite	44.08%	Q4 1999	-10.52%	Q3 1998

J.P. Morgan and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares each Sub-Adviser’s investment results for its similar accounts to an index measuring the broad market over different time periods. The returns shown have been adjusted to reflect the fees and expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
J.P. Morgan Composite*	-22.57%	15.16%	N/A
Waddell & Reed Composite*	-7.75%	31.85%	29.40%
Russell 2000 Index ∧	-3.02%	10.31%	15.53%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions. Each Sub-Adviser’s Similar Account performance has been adjusted to reflect the fees and expenses of the Fund. Each Sub-Adviser’s composite includes the return for the portion of the Fund’s portfolio which it manages. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MML Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

MML Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging companies. The Fund will generally invest in industry segments experiencing rapid growth, and will likely have a portion of its assets in technology and technology-related stocks. The Fund will normally invest at least 65% of its assets in equity securities (primarily common stocks) of these emerging growth companies. Although the Fund may invest in companies of any size, under current market conditions, it is expected that a substantial portion of the Fund’s investments will be in companies with market capitalizations of $1.5 billion or less.

RS Investment Management L.P. (“RS”), the Fund’s Sub-Adviser, typically considers companies that:

•	have distinct proprietary advantages;

•	are gaining market share;

•	have superior margins or experience superior profitability; and

•	have strong management teams.

A security may be sold when its price hits RS’ target. A security may also be sold if the company’s growth rate deteriorates or its performance disappoints, if its price appears overvalued, or if there has been an unfavorable change in the issuer’s management. The Fund may also sell a security if institutional ownership increases substantially.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller Company Risk, Leveraging Risk, Growth Company Risk, Currency Risk and Emerging Markets Risk.
These Risks are described beginning on page 30.

Additional Risk Regarding Performance: The Fund’s investments in initial public offerings (“IPOs”) may have a significant impact on the Fund’s returns during its start-up period. The impact of IPOs would not be expected to be as great as the Fund’s assets grow.

Annual Performance

The Fund began operations May 1, 2000, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	MML Emerging Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.05%
Other Expenses	.51%
Total Annual Fund Operating Expenses (1)	1.56%
Expense Reimbursement	(.40%	)*
Net Fund Expenses (1)	1.16%

*
MassMutual has agreed to bear the expense (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2002. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2000 on an annualized basis.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Emerging Growth Fund	$118	$454	$802	$1,799

RS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by RS for accounts with investment objectives similar to that of the Fund and shows the Fund’s return since inception. The RS composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	Highest Quarter	Lowest Quarter
MML Emerging Growth Fund	-10.52% Q3 2000	-24.85% Q4 2000
RS Investment Management, L.P. Composite	74.68% Q4 1999	-26.54% Q4 2000

RS Average Annual Total Returns for Similar Accounts and Fund’s Return Since Inception*

(for the periods ended December 31, 2000)

The table compares RS investment results for accounts with investment objectives similar to that of the Fund, and the Fund’s return since inception, to that of an index measuring the broad market over different time periods. The RS composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Emerging Growth Fund (since 5/1/00)	-26.50%	N/A	N/A
RS Composite	-26.12%	31.55%	24.19%
Russell 2000 Index ∧	-3.02%	10.31%	15.53%

* Performance shown is the composite of all portfolios managed by RS Investment Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. RS’ composite includes the performance of the RS Emerging Growth Fund, which is registered under the 1940. The Fund’s actual performance since inception is also shown separately. The composite performance does not represent the historical performance of the MML Emerging Growth Fund and should not be interpreted as being indicative of future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

∧  Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Summary Of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values, but those factors that may have an important or significant affect on a particular Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. The chart at the end of this section displays similar information by comparing all the Funds. All Funds could be subject to additional Principal Risks because the types of investments made by each Fund can change over time. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You could make money in these Funds, but you also have the potential to lose money.

•
Market Risk-Money Market/Bond Funds.  All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund’s Bond and Money Market Segments are subject to market risk because they invest some or all of their assets in debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, your investment in these Funds is likely to be worth less because their debt securities are likely to be worth less.

          This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Even the highest quality debt securities are subject to interest rate risk which is generally greater for lower-rated securities or comparable unrated securities.

•
Market Risk-Equity Funds. In the case of stocks and other equity securities, market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the securities’ issuer, changing interest rates and real or perceived economic and competitive industry conditions.

          MML Equity Fund, the Equity Segment of MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Value Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund and MML Small Cap Growth Equity Fund maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•
Credit Risk.  All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for MML Managed Bond Fund and the Bond Segment of MML Blend Fund to the extent they invest in below investment-grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” have speculative elements or are predominantly speculative credit risks. MML Managed Bond Fund and the Bond Segment of MML Blend Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•
Management Risk.  All Funds, other than the MML Equity Index Fund and the MML OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, that is, by buying and selling securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee they will produce the desired result.

Certain types of investments may have a greater effect on a Fund’s performance. Investments by the MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund in initial public offerings (“IPOs”) may have a significant impact on each Fund’s returns during its start up period. However, the impact of IPOs would not be expected to be as great as each Fund’s assets grow.

•
Tracking Error Risk.  There are several reasons that the MML Equity Index Fund’s or the MML OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•
Prepayment Risk.   Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. MML Managed Bond Fund and the Bond Segment of MML Blend Fund may be subject to prepayment risk if they invest in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates in a falling interest rate environment.

•
Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk. Accordingly, MML Managed Bond Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Value Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund, MML Emerging Growth Fund and the Bond Segment of MML Blend Fund may be subject to liquidity risk.

•
Derivative Risk.  All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•
Non-Diversification Risk.   Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” Fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The MML Small Company Opportunities Fund, MML OTC 100 Fund and the MML Equity Index Funds are considered non-diversified Funds. The MML OTC 100 Fund and the MML Equity Index Fund attempt to satisfy their investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•
Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

MML Equity Fund, MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Value Equity, MML Emerging Growth Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund are subject to foreign investment risk. Because the Standard & Poor’s 500® Index includes the stocks of some foreign issuers, MML Equity Index Fund may also invest in these foreign securities, subjecting this Fund to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•
Emerging Markets Risk.  When a Fund’s Sub-Adviser deems these investments consistent with the Fund’s investment objective and policies, MML Growth Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund, MML Small Cap Growth Equity Fund, MML Blend Fund and MML Managed Bond Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested, and could cause a loss in value due to illiquidity.

•
Currency Risk.  MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Large Cap Value Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Small Cap Value Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund and MML Small Cap Growth Equity Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

The Bond Segment of MML Blend Fund and MML Managed Bond Fund intend to invest in foreign securities if (i) such securities are denominated in U.S. dollars, or (ii) if not denominated in U.S. dollars, these Funds will enter into a foreign currency transaction intended to hedge the currency risk associated with a particular foreign security.

•
Smaller Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. MML OTC 100 Fund, MML Small Cap Value Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund generally have the greatest exposure to this risk.

•
Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities held by MML Growth Equity Fund, MML OTC 100 Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500® Index) because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

•
Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times, and the Funds may have risks that are not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diver- sification Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Leveraging Risk

MML Money Market Fund	X	X	X				X							X

MML Managed Bond Fund	X	X	X		X	X	X		X	X	X			X

MML Blend Fund	X	X	X		X	X	X		X	X	X			X

MML Equity Fund	X	X	X				X		X					X

MML Large Cap Value Fund	X	X	X				X		X		X			X

MML Equity Index Fund	X	X		X			X	X	X				X	X

MML Enhanced Index Core Equity Fund	X	X	X				X		X		X		X	X

MML Growth Equity Fund	X	X	X			X	X		X	X	X		X	X

MML OTC 100 Fund	X	X		X		X	X	X				X	X	X

MML Small Cap Value Equity Fund	X	X	X			X	X		X		X	X		X

MML Small Company Opportunities Fund	X	X	X			X	X	X	X	X	X	X	X	X

MML Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X	X

MML Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X	X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets in excess of $73.7 billion and assets under management in excess of $213 billion. MassMutual uses its subsidiary, David L. Babson and Company Incorporated (“Babson”), to help manage certain Funds.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. In 2000, each Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Equity Fund, .37%; MML Money Market Fund, .48%; MML Managed Bond Fund, .47%; MML Blend Fund, .37%; MML Equity Index Fund, Class I, .22%; MML Equity Index Class II and Class III, .10%; MML Small Cap Value Equity Fund, .65%; MML Growth Equity Fund, .80%; MML Large Cap Value Fund, .80%; MML OTC 100 Fund, .45%; MML Emerging Growth Fund, 1.05% and MML Small Cap Growth Equity Fund, 1.07%.

Babson manages the investments of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Small Company Opportunities Fund, MML Equity Fund, and MML Small Cap Value Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and had assets under management as of December 31, 2000 of more than $60 billion.

Mary Wilson Kibbe

Principally responsible for the day-to-day management of MML Money Market Fund, MML Managed Bond Fund and the Money Market and Bond Segments of MML Blend Fund. She has managed these accounts since their inception. Ms. Kibbe is a Managing Director of Babson and has been associated with MassMutual since 1982 and is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

George Tall

is primarily responsible for managing the portfolio of the MML Equity Fund. Mr. Tall began managing the portfolio of this Fund on April 20, 2000. Mr. Tall, a Managing Director of Babson, is a Chartered Financial Analyst with more than 18 years of investment experience. Mr. Tall joined David L. Babson in January 2000. Prior to that, Mr. Tall had worked for Allianz Asset Management (Munich, Germany) and for Allianz of America (Westport, Connecticut), since 1991, most recently as a portfolio manager and head of global research team. Mr. Tall is assisted by a team of Babson professionals, including Mr. Maramarco.

Anthony M. Maramarco

assists Mr. Tall in managing the portfolio of the MML Equity Fund. Mr. Maramarco, a Chartered Financial Analyst, has more than 18 years of investment experience, and has been a portfolio manager with Babson (and a company which merged into Babson) since 1993.

Michael Farrell

is primarily responsible for managing the portfolio of the Equity Segment of the MML Blend Fund and the MML Enhanced Index Core Equity Fund. Mr. Farrell, a Managing Director of Babson, has more than 13 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992. Mr. Farrell is assisted by a team of Babson professionals.

Paul S. Szczygiel

Principally responsible for the day-to-day management of the MML Small Cap Value Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by Babson with investment objectives similar to that of the Fund. Mr. Szczygiel is also responsible for the day-to-day management of the MML Small Company Opportunities Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 14 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Funds by a team of Babson investment professionals.

Robert K. Baumbach

assists Mr. Szczygiel in the day-to-day management of the MML Small Cap Value Equity Fund and the MML Small Company Opportunities Fund. Mr. Baumbach is a Chartered Financial Analyst with over 15 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments.

Massachusetts Financial Services Company (“MFS”) manages the investments of the MML Growth Equity Fund. MFS had approximately $141 billion in assets under management as of December 31, 2000. MFS is an indirect, wholly-owned subsidiary of SunLife Assurance Company of Canada.

Stephen Pesek

is a portfolio manager of the MML Growth Equity Fund. Mr. Pesek has been a portfolio manager with MFS since 1994. Mr. Pesek is a senior vice president of MFS and manages other portfolios with investment objectives similar to that of the Fund.

Thomas D. Barrett

is a portfolio manager of the MML Growth Equity Fund. Mr. Barrett, a vice president of MFS, became a portfolio manager on May 1, 2000. Mr. Barrett has been employed in the investment management area of MFS since 1996. Prior to joining MFS in 1996, Mr. Barrett had been an Assistant Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) manages a portion of the portfolio of MML Small Cap Growth Equity Fund. J.P. Morgan manages over $359 billion in assets, and $122 billion in U.S. institutional equity assets. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co.

Marian U. Pardo

An investment professional with J.P. Morgan since 1968, Ms. Pardo is primarily responsible for the day-to-day management of a portion of the MML Small Cap Growth Equity Fund. Ms. Pardo is a Managing Director of J.P. Morgan and is co-manager of a similar registered mutual fund sponsored by J.P. Morgan.

Saira Durcanin

A J.P. Morgan investment professional who assists Ms. Pardo with the day-to-day management of a portion of the MML Small Cap Growth Equity Fund, Ms. Durcanin has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Durcanin manages or assists with managing other portfolios for J.P. Morgan with investment objectives similar to that of the Fund.

Waddell & Reed Investment Management Company (“Waddell & Reed”) manages a portion of the portfolio of MML Small Cap Growth Equity Fund. Waddell & Reed has approximately $36 billion in assets under management, including approximately $4 billion in institutional assets.

Mark Seferovich

Responsible, along with Mr. Sarris, for the day-to-day management of a portion of the MML Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Grant Sarris

A Waddell & Reed professional who, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the MML Small Cap Growth Equity Fund. Mr. Sarris is currently a senior vice president and portfolio manager for Waddell & Reed. He joined Waddell & Reed in 1991 as an investment analyst. In 1996 he was named assistant portfolio manager of the small capitalization growth equity style. Prior to joining Waddell & Reed, he was an intern with Shin-Nihon Kohan, Ltd. in Tokyo.

Davis Selected Advisers, L.P. (“Davis”) manages the investments of the MML Large Cap Value Fund. As of January 31, 2001, Davis had approximately $40 billion in assets under management, of which approximately $32 billion was in similarly managed registered investment companies.

Christopher C. Davis

is a portfolio manager of the MML Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the MML Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Deutsche Asset Management, Inc. (“DAMI”) manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. As of December 31, 2000, DAMI had assets under management in excess of $17 billion. DAMI is an indirect wholly-owned subsidiary of Deutsche Bank AG. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the sub-adviser to these Funds.

RS Investment Management, L.P. (“RS”) manages the investments of the MML Emerging Growth Fund. RS commenced operations in March 1986 and is part of the RS Investment Management Company LLC organization. As of December 31, 2000, RS managed $8.72 billion in assets, including more than $2.5 billion in a similarly managed registered investment company.

James L. Callinan

is primarily responsible for the day-to-day management of the MML Emerging Growth Fund. Since June 1996 as an officer of RS Investment Management, Inc., Mr. Callinan has been primarily responsible for the similarly managed RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was a portfolio manager for Putnam Investments and managed the Putnam OTC Emerging Growth Fund.

MassMutual is seeking exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change Sub-Advisers or hire new Sub-Advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it would allow MassMutual to remove and replace a Sub-Adviser in a quick, efficient and cost effective fashion when its performance is inadequate or the Sub-Adviser no longer is able to meet a Fund’s investment objective and strategies. MassMutual will not rely on this authority for any Fund until the SEC has granted the exemption and the Fund’s shareholders have approved this arrangement.

About the Shares—Multiple Class Information for MML Equity Index Fund

Except for the MML Equity Index Fund, each of the Funds offers one class of shares. The MML Equity Index Fund has three classes of shares: Class I, Class II and Class III. Class I is a redesignation of the shares of the Fund existing prior to May 1, 2000. From and after May 1, 2000, Class I shares are available only in connection with variable annuity contracts issued by MassMutual or its life insurance affiliates. Class II shares are available only in connection with certain variable life insurance policies issued by MassMutual or its life insurance affiliates. Class III shares are available only in connection with certain privately offered variable life insurance policies. Separate investment accounts which owned shares of the Fund prior to May 1, 2000 have the right to exchange their shares, if appropriate, for Class II shares.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative, shareholder and distribution services but that are not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the MML Equity Index Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 plan, if any, will bear the expense of the payments that would be made pursuant to that 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 plan (Presently, there are no 12b-1 plans); and (e) each Class will have different exchange privileges.

Each Class of the MML Equity Index Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices.

Investing In The Funds

Buying and Redeeming Shares

MML Series Investment Fund (the “Trust”) provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the Funds are not offered to the general public.

The shares of each Fund are sold at their net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Funds generally determine their NAV at 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is accepted by the Funds. The Funds will suspend selling their shares during any period when the determination of NAV is suspended.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

The Funds redeem their shares at their next NAV computed after the Funds’ transfer agent receives your redemption request. You will usually receive payment for your shares within seven days after the transfer agent receives your written redemption request. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Determining Net Asset Value

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds’ Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Taxation and Distributions

The declaration and distribution policies specific to each Fund are outlined below.

•
MML Equity, MML Equity Index, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Large Cap Value, MML Growth Equity, MML OTC 100, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity Funds. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

•
MML Managed Bond and MML Blend Funds. Dividends from net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at the option of the shareholder. Shares are valued at net asset value on the first business day after the record date for the distribution.

•
MML Money Market Fund. The net income of MML Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If MML Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1 /2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds’ operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

MML Money Market Fund may advertise its yield and its effective yield. The yield of MML Money Market Fund refers to the income generated by the Fund over a seven-day period (the specific period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Funds, see the Statement of Additional Information.

Sub-Adviser Performance

MFS.  Performance data shown for MFS is based on a composite of all substantially similar portfolios managed by MFS, the Sub-Adviser to the MML Growth Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including Massachusetts Investors Growth Stock Fund, and some are private accounts. MFS’ composite also includes the returns for the MML Growth Equity Fund since its inception date of May 3, 1999 through December 31, 2000. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

J.P. Morgan and Waddell & Reed.  J.P. Morgan and Waddell & Reed each manage a portion of the MML Small Cap Growth Equity Fund. The J.P. Morgan performance information shown is based on the historical performance of all discretionary investment management accounts under the management of J.P. Morgan with substantially similar investment objectives, policies and investment strategies as the Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including the J.P. Morgan U.S. Small Company Opportunities Fund, and some are private accounts. The J.P. Morgan composite includes the returns for that portion of the Fund which J.P. Morgan manages from the Fund’s inception date of May 3, 1999 through December 31, 2000.

From January 1, 1996, the Waddell & Reed performance information shown is based on a composite of all accounts it manages with substantially similar investment objectives, policies and investment strategies as the Fund, adjusted to reflect the fees and expenses of the Fund, including that portion of the MML Small Cap Growth Equity Fund which Waddell & Reed managed from the Fund’s inception date of May 3, 1999 through December 31, 2000. For Waddell & Reed’s Small Cap Composite from January 1, 1991 through December 31, 1995, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed.

Babson.  Performance data shown for Babson is based on a composite of all substantially similar portfolios managed by Babson, the Sub-Adviser to the MML Small Company Opportunities Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including DLB Small Company Opportunities Fund, and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Davis.  Performance data shown for Davis is based on a composite of all substantially similar portfolios managed by Davis, the Sub-Adviser for the MML Large Cap Value Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including Davis New York Venture Fund and Selected American Shares, and some are private accounts. The Davis composite also includes the returns for the MML Large Cap Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2000. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the MML Large Cap Value Fund.

RS.  Performance data shown for RS is based on a composite of all other substantially similar portfolios managed by RS, the Sub-Adviser for the MML Emerging Growth Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including the RS Emerging Growth Fund, and some are private accounts. The RS composite also includes the return for the MML Emerging Growth Fund from the Fund’s inception date of May 1, 2000 through December 31, 2000. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the MML Emerging Growth Fund.

For all of the Sub-Advisers, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, will be subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request. Financial highlights are not available for MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund since they commenced operations on May 1, 2001.

MML MONEY MARKET FUND

	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income (loss) from investment operations:

Net investment income	0.06	0.05	0.50	0.05	0.05

Total income (loss) from investment operations	0.06	0.05	0.50	0.05	0.05

Less distributions to shareholders:

From net investment income	(0.06)	(0.05)	(0.50)	(0.05)	(0.05)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return @	6.03%	4.78%	5.16%	5.18%	5.01%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$182,008	$200,570	$178,434	$141,165	$145,231

Net expenses to average daily net assets	0.51%	0.50%	0.49%	0.52%	0.52%

Net investment income to average daily net assets	5.86%	4.68%	5.05%	5.07%	4.92%

@
Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML MANAGED BOND FUND

	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96

Net asset value, beginning of year	$ 11.61	$ 12.60	$ 12.41	$ 12.05	$ 12.45

Income (loss) from investment operations:

Net investment income	0.77 *	0.75	0.76	0.80	0.78

Net realized and unrealized gain (loss) on investments	0.50	(0.98)	0.24	0.36	(0.40)

Total income (loss) from investment operations	1.27	(0.23)	1.00	1.16	0.38

Less distributions to shareholders:

From net investment income	(0.69)	(0.76)	(0.75)	(0.80)	(0.78)

From net realized gains	-	-	(0.06)	-	-

Total distributions	(0.69)	(0.76)	(0.81)	(0.80)	(0.78)

Net asset value, end of year	$ 12.19	$ 11.61	$ 12.60	$ 12.41	$ 12.05

Total Return @	11.19%	(1.83% )	8.14%	9.91%	3.25%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$232,431	$239,910	$254,109	$205,316	$181,572

Net expenses to average daily net assets	0.49%	0.50%	0.48%	0.47%	0.51%

Net investment income to average daily net assets	6.54%	6.19%	6.07%	6.06%	6.54%

Portfolio turnover rate	20%	41%	41%	42%	46%

*	Per share amount calculated on the average shares method.
@
Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML BLEND FUND

	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of year	$ 23.51	$ 25.08	$ 24.08	$ 21.97	$ 20.52

Income (loss) from investment operations:

Net investment income	0.76 *	0.84	0.42	0.84	0.82

Net realized and unrealized gain (loss) on investments	(0.73)	(1.13)	2.36	3.69	1.99

Total income (loss) from investment operations	0.03	(0.29)	2.78	4.53	2.81

Less distributions to shareholders:

From net investment income	(0.70)	(0.84)	(0.42)	(0.84)	(0.82)

From net realized gains	(3.33)	(0.44)	(1.36)	(1.58)	(0.54)

Total distributions	(4.03)	(1.28)	(1.78)	(2.42)	(1.36)

Net asset value, end of year	$ 19.51	$ 23.51	$ 25.08	$ 24.08	$ 21.97

Total Return @	0.02%	(1.24% )	13.56%	20.89%	13.95%

Ratios / Supplemental Data:

Net assets, end of year (000’s)	$1,836,095	$2,636,321	$2,814,689	$2,471,827	$2,093,990

Net expenses to average daily net assets	0.39%	0.38%	0.37%	0.38%	0.38%

Net investment income to average daily net assets	3.30%	3.34%	3.43%	3.56%	3.87%

Portfolio turnover rate	103%	21%	29%	21%	19%

*	Per share amount calculated on the average shares method.
@Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the Total Return figures for all periods shown.

MML EQUITY FUND

	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96

Net asset value, beginning of year	$ 36.56	$ 39.20	$ 35.44	$ 29.79	$ 25.92

Income (loss) from investment operations:

Net investment income	0.53 *	0.71	0.72	0.71	0.70

Net realized and unrealized gain (loss) on investments	0.53	(2.21)	5.02	7.80	4.56

Total income (loss) from investment operations	1.06	(1.50)	5.74	8.51	5.26

Less distributions to shareholders:

From net investment income	(0.30)	(0.71)	(0.72)	(0.71)	(0.70)

From net realized gains	(3.02)	(0.43)	(1.26)	(2.15)	(0.69)

Total distributions	(3.32)	(1.14)	(1.98)	(2.86)	(1.39)

Net asset value, end of year	$ 34.30	$ 36.56	$ 39.20	$ 35.44	$ 29.79

Total Return @	2.86%	(3.82% )	16.20%	28.59%	20.25%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,180,741	$2,748,155	$2,938,107	$2,363,441	$1,701,998

Net expenses to average daily net assets	0.40%	0.37%	0.37%	0.35%	0.38%

Net investment income to average daily net assets	1.47%	1.78%	1.95%	2.03%	2.65%

Portfolio turnover rate	69%	16%	14%	15%	11%

*	Per share amount calculated on the average shares method.
@
Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML LARGE CAP VALUE FUND

	Period ended 12/31/2000†
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income	0.05	***
Net realized and unrealized gain (loss) on investments	(0.15)

Total income (loss) from investment operations	(0.10)

Less distributions to shareholders:
From net investment income	(0.04)

Net asset value, end of period	$ 9.86

Total Return@	(1.05)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$18,052
Ratio of expenses to average daily net assets:
Before expense waiver	1.07%	*
After expense waiver#	0.91%	*
Net investment income to average daily net assets	0.78%	*
Portfolio turnover rate	14%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.

MML EQUITY INDEX FUND

	Class I
	Year ended 12/31/2000	Year ended 12/31/1999	Year ended 12/31/1998	Period ended 12/31/1997†
Net asset value, beginning of period	$ 18.13	$ 15.26	$ 12.08	$ 10.00

Income (loss) from investment operations:
Net investment income	0.16 ***	0.09	0.13	0.09
Net realized and unrealized gain (loss) on investments	(1.88)	3.01	3.28	2.10

Total income (loss) from investment operations	(1.72)	3.10	3.41	2.19

Less distributions to shareholders:
From net investment income	(0.14)	(0.09)	(0.13)	(0.09)
From net realized gains	-	(0.14)	(0.10)	(0.02)

Total distributions	(0.14)	(0.23)	(0.23)	(0.11)

Net asset value, end of period	$ 16.27	$ 18.13	$ 15.26	$ 12.08

Total Return@	(9.53)%	20.32%	28.22%	21.39%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$82,798	$95,049	$36,069	$24,202
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	0.50%	0.60%	0.43%	*
After expense waiver#	0.45%	N/A	0.50%	N/A
Net investment income to average daily net assets	0.89%	0.92%	0.91%	0.80%	*
Portfolio turnover rate	3%	3%	5%	2%	**

	Class II	Class III
	Period ended 12/31/2000††	Period ended 12/31/2000††
Net asset value, beginning of period	$ 17.96	$ 17.96

Income (loss) from investment operations:
Net investment income	0.13 ***	0.15 ***
Net realized and unrealized gain (loss) on investments	(1.68)	(1.67)

Total income (loss) from investment operations	(1.55)	(1.52)

Less distributions to shareholders:
From net investment income	(0.15)	(0.17)

Net asset value, end of period	$ 16.26	$ 16.27

Total Return@	(8.63)% **	(8.50)% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$56,998	$34,111
Ratio of expenses to average daily net assets:
Before expense waiver	0.34% *	0.20% *
After expense waiver##	0.29% *	0.15% *
Net investment income to average daily net assets	1.10% *	1.25% *
Portfolio turnover rate	3%	3%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 1997 (commencement of operations) through December 31, 1997.
††	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 1998 and the year ended December 31, 2000.
##	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.

MML GROWTH EQUITY FUND

	Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$ 13.01	$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.00	)#
Net realized and unrealized gain (loss) on investments	(0.77)	3.01

Total income (loss) from investment operations	(0.78)	3.01

Less distributions to shareholders:
From net investment income	(0.00)##	-
Tax return of capital	(0.00)##	-
From net realized gains	(2.08)	-

Total distributions	(2.08)	-

Net asset value, end of period	$ 10.15	$ 13.01

Total Return@	(6.54)%	30.10%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$53,081	$39,487
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%	0.77%	**
After expense waiver ###	0.91%	0.61%	**
Net investment loss to average daily net assets	(0.10)%	(0.04)%	**
Portfolio turnover rate	271%	106%	**

**	Percentage represents results for the period and are not annualized.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Net investment loss is less than $0.01 per share.
##	Distributions from net investment income and tax return of capital are less than $0.01 per share.
###	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999 and the year ended December 31, 2000.

MML OTC 100 FUND

	Period ended 12/31/2000†
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***
Net realized and unrealized gain (loss) on investments	(3.87)

Total income (loss) from investment operations	(3.89)

Less distributions to shareholders:
From net realized gains	(0.04)

Net asset value, end of period	$ 6.07

Total Return@	(38.90)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 8,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%	*
After expense waiver#	0.56%	*
Net investment loss to average daily net assets	(0.36)%	*
Portfolio turnover rate	51%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.

MML SMALL CAP VALUE EQUITY FUND

	Year ended 12/31/00	Year ended 12/31/99	Period ended 12/31/98†
Net asset value, beginning of period	$ 8.34	$ 8.49	$ 10.00

Income (loss) from investment operations:
Net investment income	0.08	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.06	(0.15)	(1.51)

Total income (loss) from investment operations	1.14	(0.08)	(1.48)

Less distributions to shareholders:
From net investment income	(0.08)	(0.07)	(0.03)

Net asset value, end of period	$ 9.40	$ 8.34	$ 8.49

Total Return@	13.63%	(1.04)%	(14.77)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$42,661	$20,137	$ 10,442
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	1.07%	0.85%	**
After expense waiver#	0.76%	0.75%	0.44%	**
Net investment income to average daily net assets	1.12%	1.13%	0.42%	**
Portfolio turnover rate	65%	41%	23%	**

**	Percentage represents results for the period and are not annualized.
†	For the period from June 1, 1998 (commencement of operations) through December 31, 1998.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#
Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period June 1, 1998 through December 31, 1998 and the years ended, December 31, 1999 and 2000.

MML SMALL CAP GROWTH EQUITY FUND

	Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 16.15		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.01)
Net realized and unrealized gain (loss) on investments	(2.09)		6.58

Total income (loss) from investment operations	(2.10)		6.57

Less distributions to shareholders:
From net realized gains	(1.85)		(0.42)

Net asset value, end of period	$ 12.20		$ 16.15

Total Return@	(13.87)%		65.68%	**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,380		$47,877
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		0.96%	**
After expense waiver#	1.18%		0.79%	**

Net investment loss to average daily net assets	(0.04)%		(0.07)%	**
Portfolio turnover rate	95%		75%	**

**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999 and the year ended December 31, 2000.
MML EMERGING GROWTH FUND

	Period ended 12/31/2000†
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***
Net realized and unrealized gain (loss) on investments	(2.62)

Total income (loss) from investment operations	(2.66)

Net asset value, end of period	$ 7.34

Total Return@	(26.50)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$11,095
Ratio of expenses to average daily net assets:
Before expense waiver	1.56%	*
After expense waiver#	1.16%	*
Net investment loss to average daily net assets	(0.63)%	*
Portfolio turnover rate	119%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.

APPENDIX
ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Derivatives Transactions

Each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information.

The Funds may use derivatives to attempt to:

•
protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

•	facilitate selling securities for investment reasons;

•	protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities;

•	establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

•	manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio; or

•	manage its exposure to changing security prices.

These derivatives transactions typically will involve the portfolios of MML Equity Index Fund, MML OTC 100 Fund, MML Enhanced Index Core Equity Fund, MML Managed Bond Fund and the Bond and Equity Segments of MML Blend Fund. MassMutual and the relevant Sub-Advisers do not presently intend to enter into derivatives transactions with regard to MML Equity Fund, MML Large Cap Value Fund, the Money Market Segment of MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund or MML Small Cap Growth Equity Fund. The Funds typically will not use derivatives for speculative purposes.

The Equity Segment of the MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. These Funds may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund’s Sub-Adviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures.

Although MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund will not be commodity pools, the use of certain derivatives subject these Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Funds can invest in such derivatives. The Funds may invest in stock index futures contracts for hedging purposes without limit. However, MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund’s assets, after taking into account unrealized gains and unrealized losses on such contracts.

Forward Contracts or “When Issued” Securities

Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds will assist them in achieving their investment objectives. Risks inherent in the use of derivatives include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

•
the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund’s other assets.

A Fund will not enter into a forward contract if, as a result, more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts.

Options and Futures Contracts

MML Large Cap Value Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

MML Large Cap Value Fund, MML Growth Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may also enter into stock index futures contracts. These Funds may also enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Fund’s Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these hedging transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Portfolio Management

Each Fund’s Sub-Adviser may use trading as a means of managing the portfolio of a Fund in seeking to achieve its investment objective. The Sub-Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Sub-Advisers’ ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Sub-Advisers’ ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Sub-Advisers’ evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Sub-Advisers believe the result of trading, net of transaction costs, will benefit the Funds. Portfolio turnover considerations will not limit the Sub-Advisers in managing the Funds, and portfolio turnover can generate higher costs, which can adversely affect the Funds’ performance.

Indexing v. Active Management

Active management involves a Fund’s Sub-Adviser buying and selling securities based on research and analysis. Unlike the other Funds that are actively managed, the MML Equity Index Fund and the MML OTC 100 Fund are “index” funds—they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” Funds are technically non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”)—see Non-Diversification Risk on page 31). An index fund’s performance generally is predictable in the sense that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization.    To attempt to match the risk and return characteristics of the S&P 500 Index® as closely as possible for MML Equity Index Fund and the NASDAQ 100 Index® for the MML OTC 100 Fund, Deutsche Asset Management, Inc., the Funds’ Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index® or NASDAQ 100 Index®, as the case may be, using a process known as “optimization”. Each Fund may not hold every one of the stocks in its target index. The Funds utilize “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy. This will be most pronounced for the MML OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Restricted And Illiquid Securities

Each Fund may invest up to 15% (10% in the case of MML Money Market Fund) of its net assets in illiquid and restricted securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by MassMutual or the Sub-Adviser, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may seek additional income by making loans of portfolio securities of not more than 33% of their respective total assets taken at current value. MML Managed Bond Fund may also make loans of portfolio securities of not more than 10% of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to borrowers deemed by MassMutual and the Fund’s Sub-Adviser to be of good standing.

Cash Positions

Each Fund, other than MML Money Market Fund, may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity Fund may also invest in non-convertible preferred stocks. Taking this type of temporary defensive position may affect a Fund’s ability to achieve its investment objective.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Blend Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by a Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For a more detailed description of dollar roll transactions, see the Statement of Additional Information.

Money Market Instruments

All Funds may invest in money market instruments when they have cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Mortgage-Backed U.S. Government Securities and CMOs

The Funds may invest in mortgage-backed U.S. securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These government agencies may also issue derivative mortgage-backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

•	There is no limitation for U.S. Government securities.

•	In the case of MML Money Market Fund, there is no limitation in respect of certificates of deposit and bankers’ acceptances.

•
MML Money Market Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Funds’ total assets in either the electric utility or telephone industries.

Industry Diversification

MML Small Company Opportunities Fund, MML Equity Index Fund and MML OTC 100 Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company generally is required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter each Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund: You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.

From the SEC: You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at Publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov. When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.
–  62  –

MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

        THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND DATED MAY 1, 2001, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2000 (THE “ANNUAL REPORT”). THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST FROM THE SECRETARY OF MML SERIES INVESTMENT FUND, 1295 STATE STREET, MIP C218, SPRINGFIELD, MASSACHUSETTS 01111 OR BY CALLING 1-888-309-3539.

        THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUNDS:

• MML MONEY MARKET FUND

• MML MANAGED BOND FUND

• MML BLEND FUND

• MML EQUITY FUND

• MML LARGE CAP VALUE FUND

• MML EQUITY INDEX FUND

• MML ENHANCED INDEX CORE EQUITY FUND

• MML GROWTH EQUITY FUND

• MML OTC 100 FUND

• MML SMALL CAP VALUE EQUITY FUND

• MML SMALL COMPANY OPPORTUNITIES FUND

• MML SMALL CAP GROWTH EQUITY FUND

• MML EMERGING GROWTH FUND

DATED MAY 1, 2001

I.    GENERAL INFORMATION

        MML Series Investment Fund (“MML Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information provides information regarding the following ten diversified investment portfolios: MML Money Market Fund (“MML Money Market”); MML Managed Bond Fund (“MML Managed Bond”); MML Blend Fund (“MML Blend”); MML Equity Fund (“MML Equity”); MML Large Cap Value Fund (“MML Large Cap Value”); MML Enhanced Index Core Equity Fund (“MML Enhanced Index Core Equity”); MML Small Cap Value Equity Fund (“MML Small Cap Value Equity”); MML Growth Equity Fund (“MML Growth Equity”); MML Small Cap Growth Equity Fund (“MML Small Cap Growth Equity”); and MML Emerging Growth Fund (“MML Emerging Growth”); and three non-diversified investment portfolios, MML Small Company Opportunities Fund (“MML Small Company Opportunities”); MML Equity Index Fund (“MML Equity Index”) and MML OTC 100 Fund (“MML OTC 100”) (collectively, the “Funds” of MML Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.

        MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the “Declaration of Trust”). MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company and C.M. Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

        MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which David L. Babson and Company Incorporated (“Babson”) manages the investment of the assets of MML Money Market, MML Managed Bond, MML Equity, MML Enhanced Index Core Equity, MML Small Company Opportunities, MML Small Cap Value Equity and MML Blend; Deutsche Asset Management, Inc. (“DAMI”) manages the investment of the assets of MML Equity Index and MML OTC 100; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of MML Growth Equity; Davis Selected Advisers, L.P. (“Davis”) manages the investment of the assets of MML Large Cap Value; and RS Investment Management, L.P. (“RS”) manages the investment of the assets of MML Emerging Growth. MassMutual has an investment sub-advisory agreement with each of J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Waddell & Reed Investment Management Company (“Waddell & Reed”) whereby each has agreed to manage a portion of the investments of MML Small Cap Growth Equity. MassMutual, Babson, DAMI, MFS, Davis, RS, J.P. Morgan and Waddell & Reed are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.

II.    INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS

        Each Fund has a distinct investment objective that it pursues through its investment policies. The following information supplements and should be read in conjunction with the discussion of the Funds’ investment objectives, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of each Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of such Fund’s outstanding shares. A “majority of the outstanding shares” of any Fund means the lesser of (1) 67% of such Fund’s outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of such Fund’s outstanding shares. All other investment policies and techniques of each Fund may be changed by the Board of Trustees of MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of such Fund. There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon the Adviser’s or any investment sub-adviser’s ability to assess changes in business and economic conditions.

        In managing their portfolios of investments, the Funds may purchase various securities, investment related instruments and make use of various investment techniques, including those described below. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of ratings of corporate debt securities and money market instruments in which the Funds may invest, reference should be made to the Appendix.

A.    MML Equity

        Normally, the assets of MML Equity will be invested primarily in common stocks and other equity type securities such as preferred stocks, securities convertible into common stock and warrants. Investments are made in securities of companies which, in the opinion of Babson, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer’s historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund’s portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor’s 500 Composite Stock Price Index. Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets. The Fund may also, however, invest in non-dividend paying stocks.

B.    MML Managed Bond

        It is a non-fundamental policy of MML Managed Bond to invest all of its assets in investment grade, publicly traded, fixed-income securities.

        Except when invested for defensive purposes, at least 80% of total invested assets at market value at the time of a purchase will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody’s (Aaa, Aa, A or Baa) or, if unrated, which are judged by the Fund’s investment sub-adviser to be of equivalent quality to securities so rated. For these purposes, a rating of BBB by S&P includes a security that has been rated BBB- by S&P, and a security rated Baa by Moody’s includes a security that has been rated Baa3 by Moody’s. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher rated investment grade securities.

        While MML Managed Bond has no current expectation to invest in non-investment grade securities, the Fund may invest up to twenty percent (20%) of its assets in non-investment grade debt instruments and preferred stocks. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest. These instruments generally reflect a greater possibility of an adverse change in financial conditions that would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

        In implementing these policies, MML Managed Bond may invest in (1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond’s net assets being invested in such securities, and (2) securities of foreign issuers, provided, however, MML Managed Bond may invest not more than 10% of its net assets in such securities, except as provided in (1) above.

        If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

        Babson intends for the Fund’s duration to match up (within 10%) of the duration of the Lehman Brothers Aggregate Bond Index. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

C.    MML Blend

        Each market segment of MML Blend has its own specific investment objective. Within the Equity Segment, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from capital appreciation. Within the Bond Segment, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Segment, MML Blend will attempt to achieve high current income, the preservation of capital and liquidity.

        The Equity Segment generally invests in equity-type securities included in the Fund’s benchmark equity index. The Bond Segment generally invests in the types of bonds and other debt securities described in the above discussion of MML Managed Bond with maturities usually exceeding one year. The Bond Segment may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend’s total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities.

        The Money Market Segment invests in money market instruments and other debt securities with maturities generally not exceeding one year. For example, it may invest in:

(a) U.S. Treasury Bills and other U.S. Government securities;

(b) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada (such obligations may not exceed 25% of MML Blend’s total assets);

        (c)  commercial paper, including variable amount master notes, issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the two highest grades as determined by Moody’s (P-I or P-2) or S&P (A-l or A-2);

(d) publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); or

(e) securities of foreign issuers, provided that such securities of foreign issuers not be more than 10% of the segment’s total assets.

D.    MML Equity Index and MML OTC 100

        MML Equity Index attempts to replicate the investment results of the Standard & Poor’s 500 Composite Stock Price Index (the “Index”), which is composed of 500 selected large capitalization common stocks. Standard & Poor’s (“S&P”) has an Index Committee that is responsible for the overall management of the Index. The Index Committee looks at a company’s market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring.

        MML OTC 100 attempts to replicate the investment results of the NASDAQ 100 Index®, which is comprised of the 100 largest non-financial companies traded over the counter. The Funds attempt to be fully invested at all times in the stocks that comprise the relevant Index and in stock index futures as described below and, in any event, in the normal course of management, at least 80% of each Fund’s net assets will be so invested. Furthermore, while the Funds generally intend to invest in every stock included in the relevant Index, there may be circumstances when the Funds are not invested in every such stock, as described below. Inclusion of a stock in the Index in no way implies an opinion by S&P or The Nasdaq Stock Market, Inc. (“Nasdaq”) together with its affiliates, as to its attractiveness as an investment. The Funds use the indices as their standard performance comparisons. An investment in the Funds involves risks similar to those of investing in common stocks.

        The weightings of stocks in the Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. DAMI generally selects stocks for each Fund’s portfolios in the order of their weightings in the relevant Index beginning with the heaviest weighted stocks. With respect to each Fund’s assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

        No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The investment sub-adviser uses a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in a Fund’s portfolio because of changes in the composition of the relevant Index, but such changes should be infrequent.

        Optimization.    MML Equity Index may not hold every one of the stocks in the S&P 500 Index® and MML OTC 100 may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for MML OTC 100 when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

        DAMI believes that the indexing approach described above is an effective method of substantially replicating Index performance. DAMI expects, but cannot guarantee, that there will be a close correlation between the Fund’s performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least .98, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund’s net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions of Fund shares.

        Each Fund’s ability to replicate the performance of the relevant Index also depends to some extent on the size of the Fund’s portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made in an effort to maintain the similarity of the Fund’s portfolio to the Index to the maximum practicable extent.

        MML EQUITY INDEX IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S ONLY RELATIONSHIP TO THE FUND IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCES OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

        S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

        MML OTC 100 IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NASDAQ. NASDAQ HAS NOT PASSED ON THE LEGALITY OR SUITABILITY OF, OR THE ACCURACY OR ADEQUACY OF DESCRIPTIONS AND DISCLOSURES RELATING TO, THE FUND CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION. NASDAQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY, OR THE ABILITY OF THE NASDAQ 100 INDEX® TO TRACK GENERAL STOCK MARKET PERFORMANCE. NASDAQ’S ONLY RELATIONSHIP TO THE FUND IS IN THE LICENSING OF THE NASDAQ 100®, NASDAQ 100 INDEX®, AND NASDAQ® TRADEMARKS OR SERVICE MARKS, AND CERTAIN TRADE NAMES OF NASDAQ AND THE USE OF THE NASDAQ 100 INDEX®. THE NASDAQ 100 INDEX® IS DETERMINED, COMPOSED AND CALCULATED BY NASDAQ WITHOUT REGARD TO THE FUND. NASDAQ HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE NASDAQ 100 INDEX®. NASDAQ IS NOT RESPONSIBLE AND HAS NO LIABILITY FOR, AND HAS NOT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE NET ASSET VALUE OF THE FUND’S SHARES OR IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND’S SHARES.

        NASDAQ DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE NASDAQ 100® INDEX OR OF THE DATA USED TO CALCULATE THE INDEX OR DETERMINE THE INDEX COMPONENTS, OR THE UNINTERRUPTED OR UNDELAYED CALCULATION OR DISSEMINATION OF THE INDEX. NASDAQ DOES NOT GUARANTEE THAT THE INDEX ACCURATELY REFLECTS PAST, PRESENT, OR FUTURE MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE FOR ANY MANIPULATION OR ATTEMPTED MANIPULATION OF THE INDEX BY MEMBERS OF THE NASD. NASDAQ IS FREE TO PICK AND ALTER THE COMPONENTS AND METHOD OF CALCULATION WITHOUT CONSIDERATION OF THE FUND OR THE CONSENT OF THE ADVISER OR INVESTMENT SUB-ADVISER. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND’S SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

E.    MML Small Cap Value Equity

        The Fund’s current nonfundamental investment policy is to generally invest in publicly traded stocks of companies with market capitalizations in the range of companies in the Russell 2000 Index, the Fund’s benchmark. Normally, however, at least 65% of the Fund’s investments will be in small cap companies. For these purposes, the Fund treats as “small cap” those companies whose market capitalizations are within the range of capitalization of companies included in the Lipper, Inc. Small Cap Category at the time of purchase. However, the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. Consequently, during periods of equity market strength, a substantial portion of the Fund’s portfolio may consist of securities issued by companies with a market capitalization in excess of the upper range of the Russel 2000 Index. The Fund may purchase securities with above-average volatility relative to indices like the S&P 500 Stock Index. While such volatility frequently may involve the opportunity for greater gain, it also generally involves greater risk of loss and, as a result, the Fund’s shares are suitable only for those investors who are in a financial position to assume such risk.

        The Fund utilizes a value-oriented strategy in making investment decisions. As such, investments are made in securities of companies that, in the opinion of Babson, are of high quality or possess a unique product, market position or operating characteristics which result in above-average levels of profitability or superior growth potential and are attractively valued in the marketplace. Traditional fundamental research techniques are employed to determine investment quality and growth potential, emphasizing each issuer’s historic financial performance, balance sheet strength, management capability and competitive position. Valuation parameters are examined to determine the attractiveness of individual securities. Consideration also is given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise.

F.    Derivatives

        Although each Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Funds have no current expectation of entering into such transactions in a material way other than the use of forward contracts or as otherwise discussed below. The following is a discussion of the Funds’ authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as “Derivatives”).

        The Funds may use Derivatives to try to: (a) protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the relevant securities markets (for example, in the debt securities markets generally due to increasing interest rates); (b) protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling securities for investment reasons; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing particular securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in a Fund’s portfolio (collectively “Derivatives Transactions”). MML Enhanced Index Core Equity, MML Equity Index, the Equity Segment of the MML Blend Fund and MML OTC 100 may invest in Derivatives in anticipation of taking a market position when, in the opinion of the Funds’ investment sub-adviser, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specially focused way for the Fund to invest than “traditional” securities would.

        1.  Forward Contracts—Each Fund may purchase or sell securities on a “when issued,” delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Funds use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

        While MML Large Cap Value, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth and MML Small Cap Growth Equity may also enter into forward contracts with the initial intention of acquiring securities for their portfolio, each of these Funds may dispose of a commitment prior to settlement if the Funds investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Funds could buy call or put options to “cover” the forward contracts. The Funds will not enter into a forward contract if as a result more than 25% of that Fund’s total assets would be held in a segregated account covering such contracts.

        2.  Currency Transactions and Swaps—MML Equity, MML Money Market, MML Managed Bond and MML Blend may invest in debt securities of foreign issuers that are not denominated in U.S. dollars. In such cases, these Funds will enter into currency transactions either to hedge the foreign currency risks or to effectively convert the debt security to U.S. dollars.

        MML Large Cap Value, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth and MML Small Cap Growth Equity may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s investment sub-adviser.

        Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in or exposed to that currency. For example, if MML Large Cap Value, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth or MML Small Cap Growth Equity believe that a foreign currency may suffer a substantial decline against the U.S. dollar, that Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. These Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which these Funds have or in which the Funds expect to have portfolio exposure.

        None of MML Large Cap Value, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth or MML Small Cap Growth Equity will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or exposed to or currently convertible into such currency, other than with respect to proxy hedging as described below.

        To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth and MML Small Cap Growth Equity may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in or exposed to linked currencies. For example, if a Fund’s investment sub-adviser considers that the Austrian schilling is linked to the German Deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Fund’s investment sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Fund’s investment sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Funds are engaging in proxy hedging.

        Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

        3.  Interest Rate Swap Agreements—Swap Agreements—An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by an investment sub-adviser on behalf of a Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. A Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

        MML Large Cap Value, MML Enchanced Index Core Equity, MML Growth Equity, MML Small Cap Value Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may also engage in other types of swap transactions, including, but not limited to, floors and collars and options on interest rate swaps.

        4.  Futures—The Funds may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish the effective rate of return on portfolio securities with more certainty than would otherwise be possible. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by entering into a futures contract for the sale of a debt obligation it will legally obligate itself to make delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss as explained below.

        While futures contracts based on debt securities provide for the delivery and acceptance of securities, such deliveries and acceptances usually are not made. Generally, the futures contract is terminated by entering into an offsetting transaction. The closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes the gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Instead of entering into an offsetting position, however, a Fund might make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

        Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. The Fund will incur brokerage fees in connection with its futures transactions, however, and will be required to deposit and maintain funds with a registered futures commission merchant or its custodian bank in a segregated account as margin to guarantee performance of its futures obligations. A Fund initially will be required to deposit with its custodian bank or a registered futures commission merchant an amount of “initial margin” consisting of cash or U.S. Treasury bills currently equal to approximately 1 1 /2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “mark to the market”.

        To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

        Options on Futures Contracts:    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

        The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

        Combined Positions:    MML Enhanced Index Core Equity, MML Large Cap Value, MML Growth Equity, MML Small Cap Value Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        5.  Call and Put Options

        Call Options give the holder the right to buy a security at a stated price, or strike price, within a stated period. A call option can be exercised during the exercise period if the spot price rises above the strike price; if not, the option expires. A call option backed by the securities underlying the option is a covered call option. The owner of the security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security. As a writer of a call option, a Fund receives a premium, that may be an additional source of income for the Fund, for agreeing to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such profit.

        Each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Fund may also enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. The writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

        Put Options give the holder the right to sell the underlying securities to a Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options are “covered” by a Fund, for example, when it has established a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid, high quality debt securities. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

        6.  Options on Indexes—MML Large Cap Value, MML Growth Equity, MML Emerging Growth, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Small Company Opportunities and MML Small Cap Growth Equity may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

        For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

        7.  Exchange Traded and Over-the-Counter Options—All options purchased or sold by MML Large Cap Value, MML Growth Equity, MML Emerging Growth, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Small Company Opportunities and MML Small Cap Growth Equity will be traded on a securities exchange or will be purchased or sold by securities dealers (over-the-counter options) that meet creditworthiness standards approved by the Funds’ Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of over-the-counter options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an over-the-counter option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

        Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written over-the-counter options as liquid. In these cases, the over-the-counter option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        8.  Interest Rate Caps—The purchase of an interest rate cap entitles the purchaser, to the extent a specific index exceeds a predetermined interest rate, to receive payments on a contractually-based notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specific index falls below a predetermined interest rate, to receive payments of interest on a contractually-based notional principal amount from the party selling the interest rate floor. In instances determined by the Funds’ Board of Trustees, a Fund selling caps and floors would maintain, in a segregated account, cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.

        9.  Other Derivatives—The Funds may use other derivatives that are or become appropriate in the context of each Fund’s investment objectives and in a manner and to an extent permitted by law and authorized by the Board of Trustees pursuant to guidelines proposed by MassMutual.

        Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust’s current non-fundamental policies are:

        1.  a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts;

        2.  a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options;

3. a Fund would not write a covered call or put option if as a result more than 20% of the Fund’s total assets would be in one or more segregated accounts covering call and put options;

4. a Fund would not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts; and

        5.  a Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

        Segregated Accounts—If a Fund enters into forward contracts, it must cover such contracts by, for example, establishing a segregated account with its custodian bank consisting of cash, U.S. Government securities and other liquid, high quality debt securities. The assets of the account must have a value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, greater than the aggregate of the purchase price of the underlying security on the delivery date). If the value of the securities in the segregated account declines, additional cash or high quality liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund’s commitments. At the time of entering into a forward contract, the segregated account covering such forward contracts shall not exceed 25% of the Fund’s assets. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund’s other assets. A Fund may realize short-term gains or losses upon the sale of forward contracts.

        Risks in Using Derivatives—There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristic of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. Risks inherent in the use of futures, options, forward contracts, and swaps include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the price of futures, options, forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	futures contracts and options can be highly volatile;

•	the writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; and

•	forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds’ other assets.

G.    Other Investment Practices

        1.  Repurchase Agreements—MML Money Market, MML Managed Bond, MML Blend, MML Equity Index, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML OTC 100, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may enter into repurchase agreements. While it is the current expectation that not more than 5% of each such Fund’s total assets would be invested in repurchase agreements at any one time, each such Fund (other than MML Large Cap Value) may invest not more than 10% of their respective total assets in such agreements. MML Large Cap Value only enters into repurchase agreements which are fully collateralized by government securities and thus is not limited as to the amount of total assets which it may invest in repurchase agreements. Under a repurchase agreement, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in U.S. Government securities and which meet the credit requirements set by MML Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. A repurchase agreement is considered to be a loan by a Fund for purposes of its investment restrictions, collateralized by the underlying security. Investments in repurchase agreements will be limited to transactions with financial institutions which are believed by MassMutual to present minimal credit risks.

        While the repurchase agreements will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s estate.

        2.  Reverse Repurchase Agreements—MML Enhanced Index Core Equity, MML Blend, MML Large Cap Value, MML Small Cap Value Equity, MML Managed Bond, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may engage in reverse repurchase agreements, which are agreements in which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. Each such Fund will maintain a segregated account with its custodian which will contain cash or high-grade debt obligations having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described previously.

        3.  Restricted and Illiquid Securities—Each Fund may invest no more than 15% (10% in the case of MML Money Market) of its net assets in illiquid securities. However, this policy does not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), provided that such securities are determined to be liquid by the Funds’ Board of Trustees or the Fund’s investment sub-adviser if such determination is pursuant to Board-approved guidelines.

        Although the Board of Trustees is responsible for determining the liquidity of restricted securities, it is not required to specifically approve and review each restricted security recommended by the investment sub-advisers for the Funds’ portfolios. With respect to Rule 144A securities, for example, the Board of Trustees is responsible for establishing guidelines for determining the liquidity and value of securities and monitoring the investment sub-adviser’s implementation of the guidelines. Such guidelines have been adopted and take into account trading activity and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing their fair value. Securities not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Funds’ investments could be impaired if trading does not develop or declines.

        Restricted securities frequently can be purchased at a discount from the price of unrestricted securities of the same class, and the valuation of such securities in the Funds’ portfolios (which will be their fair value as determined in good faith by the Board of Trustees of MML Trust or pursuant to the direction of the Board of Trustees subject to its review) will generally reflect such discount in whole or in part until the restriction is eliminated. With the exception of Rule 144A securities and commercial paper, the Funds generally do not expect to purchase restricted securities unless the issuer has agreed to pay the expenses of registering such securities under the Securities Act. However, under some circumstances the Funds may dispose of such securities privately at a discount or pay the cost of registration. A considerable period may elapse between the time a Fund decides to sell restricted securities and the time a suitable purchaser is found or registration is effected. Any such lapse of time would reduce the Fund’s flexibility and also delay its ability to dispose of such securities, thereby subjecting the Fund to the risk of a market decline in the interim or, in a thin market, a decline caused by the proposed sale itself. In disposing of restricted securities, the Funds may be underwriters as that term is defined in the Securities Act.

        4.  Warrants and Rights—MML Large Cap Value, MML Small Cap Value Equity, MML Equity, MML Blend, MML Enhanced Index Core Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may each invest in warrants. A warrant typically gives the holder the right to purchase an underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment for the holder. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. MML Small Cap Value Equity may invest up to 5% of the value of its assets in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

        These Funds may also invest in rights. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.

        Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

        5.  Foreign Securities—Generally, the Funds may invest not more than 10% of their respective net assets in the securities of foreign issuers (with the exception of MML Growth Equity), whether or not the securities are listed on a domestic or foreign exchange. If such investments are made by MML Managed Bond or MML Blend, it is presently expected that no more than 5% of the Fund’s respective net assets will be invested in such securities. Investments in Canadian securities are generally limited to 25% of a Fund’s net assets. MML Growth Equity may invest not more than 35% of its net assets in the securities of foreign issuers, whether or not the securities are listed on a domestic or foreign exchange. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts (ADRs), (ii) traded in the United States over-the-counter markets, or (iii) listed on a U.S. securities exchange.

        MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity are permitted to invest in foreign securities, but generally intend to make such investments only if: (i) such securities are U.S. denominated; or (ii) if such securities are not U.S. denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If these Funds’ securities are held abroad, the countries in which such securities may be held and the subcustodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

        ADR’s are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges, and therefore are not treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities, although they are subject to many of the same risks as foreign securities as described below.

        MML Enhanced Index Core Equity, MML Large Cap Value, MML Growth Equity, MML Small Cap Value Equity, MML Small Cap Growth Equity, MML Small Company Opportunities and MML Emerging Growth also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and are evidence of ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

        In making foreign investments, each Fund will be subject to a number of factors and risks not generally associated with investments in domestic securities. For example, foreign securities usually are denominated in foreign currencies which means that their values will be affected favorably or unfavorably by changes in the strength of the U.S. dollar relative to other currencies as well as to other factors that affect securities prices. Moreover, foreign issuers are not subject to uniform legal, accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. issuers. Other risks include:

•	imposition of dividend or interest withholding or confiscatory taxes

•	higher brokerage costs

•	thinner trading markets, currency blockages or transfer restrictions

•	military coups or other adverse political or economic developments

•	applicability of less stringent regulation of foreign securities markets

•	the availability of less information about the issuer of the security in question

•	possible seizure, expropriation or nationalization of foreign assets

•	less government supervision and regulation of securities exchanges, brokers and listed companies

•	the difficulty of enforcing obligations in other countries

•	greater expenses because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

        Foreign securities markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Funds are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.

        Purchases of foreign securities are usually made in foreign currencies and, as a result, Funds investing in foreign securities may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Funds’ agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Funds’ ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

        A number of current significant, political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. With regard to the actively-managed Funds, management seeks to mitigate the risks associated with these considerations through diversification and active professional judgment.

        In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

        Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

        Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

        6.  Lending Portfolio Securities—The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:

(a) the Fund must receive at least 100% cash collateral from the borrower;

(b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;

(c) the Fund must be able to terminate the loan at any time;

(d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value;

(e) the Fund may pay only reasonable custodian fees in connection with the loan; and

        (f)  while voting rights on the loaned securities may pass to the borrower, the Fund’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

        In connection with its securities lending transactions, a Fund may return to the borrower or a third party unaffiliated with the Fund, and acting as a “placing broker,” a part of the interest earned from the investment of cash collateral received for securities loaned.

        7.  Short Sales Against-the-Box—Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box.

        8.  Money Market Instruments: Large Denominations—Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. For example, yields on certificates of deposit for $1,000,000 or more could be higher than yields on certificates of deposit for less than $1,000,000. Also, it is believed that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities not available to those who invest smaller sums less frequently. Certain of the investment restrictions of the Funds, and in particular MML Money Market, limit the percentage of assets which may be invested in certain industries or in securities of any issuer. Accordingly, while MML Money Market has relatively small net assets and net cash flow from sales and redemptions of shares, it may be unable to invest in money market instruments paying the highest yield available at a particular time.

        9.  MML Money Market Investments—For so long as MML Money Market values its portfolio instruments on the basis of amortized cost (see “Purchase, Redemptions and Pricing of Securities Being Offered”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. MML Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

        MML Money Market’s non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

        MML Money Market’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

        Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

        The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, an investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, MML Money Market would dispose of any such security as soon as practicable.

        At present, obligations of United States agencies or instrumentalities which the Fund’s investment sub-adviser intends to purchase for the portfolio of MML Money Market include principally obligations of the Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

        10.  Other Short-Term Investments—MML Large Cap Value, MML Equity Index, MML Enhanced Index Core Equity, MML Growth Equity, MML OTC 100, MML Small Cap Value Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may invest, without restriction or limitation (except as specifically described below), in the following types of money market instruments:

        U.S. Government Securities—Some U.S. Government Securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance, are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are secured by the right of the issuer to borrow from the U.S. Treasury. Other U.S. Government securities are supported by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality. Other U.S. Government securities are supported only by the credit of the issuing agent or instrumentality. These securities bear fixed, floating or variable rates of interest. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

        Bank Obligations—The Funds may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

        Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        Commercial Paper—Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“S&P”), a division of The McGraw-Hill Companies, Inc., (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s or at least AA- by S&P, or (c) if unrated, determined by the investment sub-adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

        MML Small Cap Value Equity will limit its investments in certificates of deposit and bankers’ acceptances to U.S. dollar denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar Obligations”) and U.S. branches of foreign banks (“Yankeedollar Obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar Obligations and Yankeedollar Obligations will not be acquired if, as a result, more than 25% of the Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as domestic banks.

        11.  Mortgage-Backed U.S. Government Securities and CMOs—The Funds may invest in mortgage-backed U.S. securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government Securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., the Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of a Fund’s shares. These government agencies may also issue derivative mortgage-backed securities such as CMOs.

        The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

        Prepayments tend to increase during periods of falling interest rates and decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent of the value of other debt securities, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

        12.  Asset-Backed Securities—These securities are issued by trusts and special purpose entities. They are backed by pools of assets, such as automobile and credit-card receivables and home equity loans. Payments on the underlying obligations are passed through to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

        The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return, similar to prepayments of a pool of mortgage loans underlying mortgage-backed securities described above. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

        13.  Lower Quality Debt Instruments and Preferred Stock—MML Managed Bond, MML Blend, MML Large Cap Value, MML Growth Equity, MML OTC 100, MML Small Cap Growth Equity and MML Emerging Growth may invest in debt instruments and preferred stock not rated in the top four rating categories by S&P or Moody’s. MML Managed Bond may invest not more than 20% of its total invested assets in such investments and MML Blend may invest not more than 10% of its total assets in such investments. Lower quality debt instruments, which are also known as “junk bonds,” involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which the Funds seek to achieve their respective investment objectives and such investor’s ability to assume these risks before investing in the Funds.

        14.  Investment Basket—The Board of Trustees of MML Trust, notwithstanding any of the investment restrictions set forth in this SAI or those set forth in the Prospectus, except those imposed as a matter of law, may authorize one or more Funds to invest in any security or investment related instrument, or to engage in investment related transactions or practices, such as newly developed debt instruments or hedging programs. The Board must determine that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-adviser. Moreover, at the time of making such an investment or entering into such transaction, such investments or instruments cannot account for more than 10% of the Fund’s total assets.

        15.    Other Income-Producing Securities

        Other types of income-producing securities that the Funds (other than MML Money Market) may purchase include, but are not limited to, the following, although the investment sub-adviser for MML Managed Bond and the Bond Segment of MML Blend will not purchase securities which require interest rate anticipation techniques:

•
Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•
Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•
Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•
Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

        Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

        16.  Stock Index Futures—A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. MML Enhanced Index Core Equity, MML Equity Index, the Equity Segment of MML Blend and MML OTC 100 purchase and sell futures contracts on the relevant stock index for which it can obtain the best price with consideration also given to liquidity.

        Using futures in anticipation of market transactions involves certain risks. Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the use of stock index futures may not result in a successful hedging transaction.

        In connection with their futures transactions, MML Enhanced Index Core Equity, MML Equity Index, the Equity Segment of MML Blend and MML OTC 100 may be required to establish and maintain at the custodian bank or a registered futures commission merchant a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

        17.  Trading Activity—It is the policy of MML Equity not to invest for the purpose of exercising management or control. It is also the policy of MML Equity not to engage in arbitrage activities. In seeking a high rate of return from interest income and capital appreciation as well as in seeking to preserve capital values, Babson intends to engage in the active management of MML Managed Bond’s portfolio. MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated from time to time that MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when management deems that such transactions will improve the yield or the quality of the portfolio.

        The investment Sub-Advisers intend to use trading as a means of managing the portfolio of MML Blend, MML Managed Bond, MML Large Cap Value, MML Equity Index, MML Enhanced Index Core Equity, MML OTC 100, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity in seeking to achieve their investment objectives. Portfolio trading involves transaction costs, but will be engaged in when a Fund’s investment sub-adviser believes the result of the trading, net of transaction costs, will benefit the Funds.

        18.  Dollar Roll Transactions—To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Blend may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser and repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

        The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

III.    INVESTMENT RESTRICTIONS

        The following is a description of certain fundamental restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund.

        MML Equity, MML Money Market, MML Managed Bond and MML Blend will not:

        1.  Make an investment in the securities of any issuer if such investment when made would cause more than 5% of the value of the total assets of the Fund to be invested in such securities (other than U.S. Government securities), or, in the case of MML Equity, would cause more than 10% of the outstanding securities of any class of such issuer to be held by MML Equity;

        2.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts (see “Investment Practices of the Funds and Related Risks—Derivatives”);

        3.  Purchase commodities or commodity contracts, except to the extent that each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may enter into financial futures contracts (see the Prospectus and “Investment Practices of the Funds and Related Risks—Derivatives”);

        4.  Purchase the securities of companies which (including predecessors) are less than three years old, if such purchase would cause more than 5% of the value of the total assets of the Fund to be invested in such companies;

5. Hold more than 10% of the voting securities of any one company;

        6.  Purchase or hold the securities of any company, if to the knowledge of the Board of Trustees of MML Trust, persons who are officers or directors of MassMutual or officers or Trustees of MML Trust, and who individually own more than  1 /2 of 1% of the securities of that company, together own more than 5% of such securities;

7. Make short sales of securities;

        8.  Write, purchase or sell puts, calls or combinations thereof, except each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may write call options on the securities in its portfolio and enter into closing purchase transactions with respect thereto (see “Investment Practices of the Funds and Related Risks—Derivatives—Call and Put Options”);

9. Make loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual;

10. Purchase or sell real estate or interests in real estate, although it may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

        11.  Invest in securities of other investment companies, except (A) as part of a merger, consolidation or other corporate acquisition, or (B) by purchases in the open market at no more than customary brokers’ commissions, as a result of which not more than 5% of the value of the total assets of the Fund would be so invested and no more than 3% of the total outstanding voting stock of any one investment company would be held;

        12.  Participate in the underwriting of securities, except to the extent that each Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);

        13.  Make loans, except (i) through the acquisition of bonds, debentures, notes or other evidences of indebtedness in which the Fund is authorized to invest, (ii) in the case of MML Money Market, MML Managed Bond and MML Blend, through repurchase agreements (repurchase agreements of each such Fund maturing in more than seven days not to exceed 10% of the value of the total assets of such Fund), (iii) in the case of MML Managed Bond, through the lending of portfolio securities with respect to not more than 10% of the total assets of the fund taken at current value, and (iv) in the case of MML Equity and MML Blend, through the lending of portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value. (The present intention is that securities loans would be made to broker-dealers only pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays the Fund an amount equal to any interest or dividends on the securities lent. The Fund also receives a portion of the interest on the securities purchased with the cash collateral (high-grade interest-bearing short-term obligations), or a fee from the borrower. Although voting rights, or rights to consent, with respect to the securities lent pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order to vote the securities on a material event affecting the investment. Such loans may also be called in order to sell the securities involved);

14. Issue senior securities, except to evidence permitted borrowings;

15. Pledge or mortgage assets at market to an extent greater than 15% of the total assets of the Fund taken at cost;

        16.  Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions and in reverse repurchase agreements, provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund’s borrowings (including all obligations under financial futures contracts on debt obligations; or

        17.  Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection it will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) In the case of MML Money Market there is no limitation in respect of certificates of deposit and bankers’ acceptances.

        (b)  MML Money Market, MML Managed Bond and the Bond Segment of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Fund’s total assets in either the electric utility or telephone industries.

MML Equity Index Fund, MML OTC 100 Fund and MML Small Company Opportunities Fund

        The following is a description of certain restrictions on investments of MML Equity Index, MML OTC 100 and MML Small Company Opportunities which may not be changed without a vote of a majority of the outstanding shares of a Fund. Each of these Funds will not:

        1.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that the Fund may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts;

2. Purchase commodities or commodity contracts, except to the extent that the Fund may enter into futures contracts, as described in the Prospectus and this Statement of Additional Information;

        3.  Borrow money or pledge, mortgage or hypothecate its assets, except (i) in connection with entering into futures contracts and (ii) temporary or emergency purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund’s asset;

        4.  Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933, as amended (so-called “restricted securities”). The Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund’s total assets;

5. Write, purchase or sell puts, calls or combinations thereof;

6. Make loans to any officer, Trustee or employee of MML Trust or to any officer, director or employee of MassMutual, or to MassMutual;

7. Purchase or sell real estate or interests in real estate, although the Fund may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

8. Purchase securities of investment companies except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”);

9. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated;

        10.  Make loans, except through the acquisition of bonds, debentures, notes, commercial paper, bankers’ acceptances or other evidences of indebtedness in which the Fund is authorized to invest. However, the Fund may lend portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value; or

11. Issue senior securities, except to evidence borrowings permitted by investment restriction (3) described above.

        In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Funds may not sell securities short, but reserve the right to sell securities short against the box. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Emerging Growth Fund and MML Small Cap Growth Equity Fund

        Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity. The following is a description of certain restrictions on investments of MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity. Each of these Funds will not:

        1.  Purchase any security (other than U.S. Treasury securities or U.S. Government securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer.

        2.  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund’s assets, except that the Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending arrangements shall not be deemed to constitute borrowing money. The Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

3. Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

4. Make short sales, except for sales “against-the-box.”

5. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

        6.  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

        7.  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

        8.  Make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

        9.  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contract, reverse repurchase agreements and securities lending.

        10.  Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund’s assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

        Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity may each (1) engage in hedging transactions, techniques and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of that Fund and has adopted reasonable guidelines for use by that Fund’s investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of that Fund’s total assets.

        In addition to the fundamental investment restrictions of MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity described above and those contained in the Prospectus, the Trustees of MML Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of these Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and guidelines, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Value Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity may not:

1. Invest for the purpose of exercising control over, or management of, any company.

        2.  Invest in securities of other open-end investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the investment sub-advisers or affiliates thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

IV.    MANAGEMENT OF MML TRUST

        MML Trust has a Board of Trustees, a majority of which must not be “interested persons,” as defined in the 1940 Act, of MML Trust. The Board of Trustees of MML Trust is generally responsible for management of the business and affairs of MML Trust. The Trustees formulate the general policies of MML Trust and the Funds, approve contracts and authorize MML Trust officers to carry out the decisions of the Board. As Adviser and Sub-Advisers to the Funds, respectively, Mass Mutual, Babson, MFS, J.P. Morgan, Waddell & Reed, Davis, RS and DAMI may be considered part of the management of the Trust. The Trustees and principal officers of MML Trust are listed below together with information on their age, address, positions with MML Trust, principal occupations during the past five years and other principal business affiliations.

Stuart H. Reese*
Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age:  46

        Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; President and Chief Executive Officer (since 1999), David L. Babson & Company Inc. (investment adviser); President (since 1995), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1999), Merrill Lynch Derivative Products; Director (since 1996), Antares Capital Corporation (finance company) and Charter Oak Capital Management, Inc. (investment adviser); President and Director (since 1996), HYP Management Inc. (managing member of MassMutual High Yield Partners II LLC), and MMHC Investment Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Director (1994-1996), Pace Industries (aluminum die caster); Advisory Board Member (since 1995), Kirtland Capital Partners; President (since 1995), Chairman and Trustee (since 1999), MassMutual Institutional Funds (open-end investment company).

Ronald J. Abdow
Trustee of MML Trust
1111 Elm Street
West Springfield, MA 01089
Age:  69

        President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard H. Ayers
Trustee of MML Trust
176 Sewall Road
Wolfeboro, NH 03894
Age:  58

        Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

*	Trustee who is an “interested person” of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Mary E. Boland
Trustee of MML Trust
67 Market Street
Springfield, MA 01102
Age:  61

        Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), First Mass Bank; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

David E. A. Carson
Trustee of MML Trust
1 Financial Plaza
Hartford, CT 06103
Age:  66

        Retired; Chairman and Chief Executive Officer (1997-2000), President and Chief Executive Officer (1985-1997), People’s Bank; Director, United Illuminating Co. (electric utility); Trustee (since 1991), American Skandia Trust, American Skandia Advisor Funds and American Skandia Master Trust (open-end investment companies); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Richard G. Dooley*
Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age:  71

        Consultant (since 1993), MassMutual; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman (since 1995), Chairman (1982-1995), Trustee (since 1974), MassMutual Corporate Investors, and Trustee (since 1988), Vice Chairman (since 1995), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Charter Oak Capital Management, Inc.; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Richard W. Greene
Trustee of MML Trust
38 Tall Timbers Dr.
Glastonbury, CT 06033
Age:  65

        Retired, Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Beverly L. Hamilton
Trustee of MML Trust
69 Byron Drive
Avon, CT 06001
Age:  54

        President, ARCO Investment Management Co. (1991-2000); Director (since 1991), American Funds Emerging Markets Growth Fund (open-interval mutual fund); Trustee (since 2000), Monterey Institute for International Studies; Trustee (since 1998), The Common Fund; Investment Advisory Committees of Rockefeller Foundation, Unilever (Holland) Pension Fund, CFSB Sprout, University of Michigan endowment and Hartford Hospital; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

*	Trustee who is an “interested person” of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

F. William Marshall, Jr.	Trustee of MML Trust
87 Ely Rd.
Longmeadow, MA 01106
Age:  59

        Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Denver-based Oppenheimer and Centennial Funds; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Charles J. McCarthy	Trustee of MML Trust
181 Eton Road
Longmeadow, MA 01106
Age:  77

        Retired; Proprietor (until 2000), Synectics Financial Company (venture capital activities, business consulting and investments); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Robert J. O’Connell*	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age:  57

        President, Chief Executive Officer (since 1999), Chairman of the Board of Directors (since 2000), Member, Board Affairs Committee and Dividend Policy Committee, Chairman Investment Committee (since 1999), MassMutual; Director (since 1999), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut, DLB Acquisition Corporation (holding company for investment advisers), MassMutual Holding MSC, Inc.; Trustee (since 1999), MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Co.), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Co.); Director (since 1999), MassMutual International, Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), MassMutual Benefits Management, Inc.; Director, President and Chief Executive Officer (1991-1998), AIG Life Insurance Company, American International Life Assurance of New York, Delaware American Life Insurance Co., Pacific Union Assurance Company; Director (1991-1998) AIG Life Insurance Company of Puerto Rico; Senior Vice President (1991-1998), Life Insurance of American International Group, Inc., American Life Insurance Company, DE; Senior Vice President, Group Management Division (1991-1998) of American International Group, Inc.; Trustee (since 1999), MassMutual Institutional Funds (open-end investment company).

John V. Murphy*	Trustee and President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  51

        President and Chief Operating Officer (since 2000), Oppenheimer Funds, Inc.; Executive Vice President (since 1997), MassMutual; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson and Company Incorporated (investment adviser); Senior Vice President and Director (1995-1997), Potomac Babson Incorporated (investment adviser); Chief Operating Officer (1993-1996), Concert Capital Management, Inc. (investment adviser); Trustee and President (since 1999), MassMutual Institutional Funds (open-end investment company).

*	Trustee who is an “interested person” of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

James S. Collins	Chief Financial Officer and Treasurer of MML Trust
1295 State Street
Springfield, MA 01111
Age:  43

        Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MassMutual Institutional Funds (open-end investment company).

Paul DeSimone	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  45

        Senior Vice President (since 1999), MassMutual, CM Life Insurance Company (insurance company) and MML Baystate Insurance Company (insurance company); Director (since 1999), MML Investors Services, Inc. (broker-dealer); Senior Vice President (since 2001), MML Distributors, LLC; Vice President (1994-1998), American Skandia Investment Services (investment adviser) and American Skandia Marketing, Inc. (broker-dealer).

Vernon J. Meyer	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  36

        Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MassMutual Institutional Funds (open-end investment company).

Isaac Williams, Jr.	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  43

        Managing Director (since 1999), David L. Babson & Company Inc. (investment adviser); Second Vice President (1998-1999), MassMutual; Regional Director (1988-1998), Peerless Insurance Company (property/casualty insurance company); Vice President (since 1999), MassMutual Institutional Funds (open-end investment company).

Thomas M. Kinzler	Vice President and Secretary of MML Trust
1295 State Street
Springfield, MA 01111
Age:  45

        Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996), Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MassMutual Institutional Funds (open-end investment company).

        The Trustees and officers of MML Trust named above, as a group, own less than one percent of the shares of any series of MML Trust.

        MML Trust’s Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with MML Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of MML Trust or that such indemnification would relieve any Trustee or officer of any liability to MML Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

        The following table discloses actual compensation paid to non-interested Trustees of MML Trust during the 2000 fiscal year. MML Trust paid no compensation to any of its officers. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the non-interested Trustees also serves as a Trustee of one other registered investment company managed by MassMutual, MassMutual Institutional Funds.

Name/Position	Aggregate Compensation from MML Trust	Deferred Compensation accrued as part of Fund Expenses	Total Compensation from MML Trust and Fund Complex
Ronald J. Abdow Trustee	$16,000		$32,000
Richard H. Ayers Trustee	$17,000		$34,000
Mary E. Boland Trustee	$ 8,000	$ 8,000	$32,000
David E. A. Carson Trustee	$16,000		$32,000
Richard W. Greene Trustee	$16,000		$32,000
Beverly L. Hamilton Trustee	$ 4,000	$12,000	$32,000
F. William Marshall, Jr. Trustee	$16,000		$32,000
Charles J. McCarthy Trustee	$17,000		$34,000

V.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         MassMutual, MML Bay State and C.M. Life Insurance Company (“C.M. Life”) were the record owners of all of the outstanding shares of each series of MML Trust as of December 31, 2000 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of MML Trust. MML Enhanced Index Core Equity and MML Small Company Opportunities did not commence operations until May 1, 2001. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of MML Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111.

VI.    INVESTMENT MANAGEMENT AND OTHER SERVICES

        MassMutual serves as investment adviser to each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the “Management Agreements”). Under the Management Agreements, other than for MML Equity Index and MML Managed Bond which are substantially identical, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust, and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment subadvisory agreements (the “Subadvisory Agreements”).

        Pursuant to the Management Agreements, MassMutual is paid a quarterly fee at the annual rate, for each of MML Money Market, MML Managed Bond, MML Blend and MML Equity, of .50% of the first $100 million of the average daily net assets of each Fund, .45% of the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million. For the Management Agreement relating to MML Large Cap Value, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $100 million of the average daily net assets of the Fund, .75% on the next $400 million and .70% on assets over $500 million. MassMutual is paid a quarterly fee at the annual rate of .10% of the average daily net assets of MML Equity Index. MassMutual is paid a quarterly fee at the annual rate of .55% of the average daily net assets of MML Enhanced Index Core Equity. For the Management Agreement relating to MML Growth Equity, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $300 million of the average daily net assets of the Fund, .77% on the next $300 million, .75% on the next $300 million, .72% on the next $600 million and .65% on assets over $1.5 billion. For the Management Agreement relating to MML OTC 100, MassMutual is paid a quarterly fee at the annual rate of .45% on the first $200 million of the average daily net assets of the Fund, .44% on the next $200 million and .42% on assets over $400 million. MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net assets of MML Small Cap Value Equity, .60% of the next $100 million, .55% of the next $300 million and .50% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of 1.05% of the average daily net assets of MML Small Company Opportunities. For the Management Agreement relating to MML Small Cap Growth Equity, MassMutual is paid a quarterly fee at the annual rate of 1.075% on the first $200 million of the average daily net assets of the Fund, 1.050% on the next $200 million, 1.025% on the next $600 million and 1.000% on assets over $1 billion. For the Management Agreement relating to MML Emerging Growth, MassMutual is paid a quarterly fee at the annual rate of 1.05% on the first $200 million of the average daily net assets of the Fund, 1.00% on the next $200 million and .95% on assets over $400 million.

        MassMutual has agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% (no waiver is anticipated for MML Equity Index Class I, .19% for MML Equity Index Class II and .05% for MML Equity Index Class III) of average daily net asset value through April 30, 2002. This agreement cannot be terminated unilaterally by MassMutual. For the period ended December 31, 2000, MassMutual paid $13,581 for MML Large Cap Value, $4,026 for MML Equity Index, $82,799 for MML Growth Equity, $21,435 for MML OTC 100, $11,812 for MML Small Cap Value Equity, $41,762 for MML Small Cap Growth Equity and $29,403 for MML Emerging Growth.

        The Management Agreements except for the management agreement with respect to MML Equity Index also provide that MassMutual will perform all administrative functions relating to the Fund. With respect to each of the other Funds except MML Managed Bond, MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses. The Management Agreement relating to MML Managed Bond provides that MassMutual will perform all administrative functions relating to that Fund and will bear all expenses of that Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as described in the 1940 Act or advisers of the Trust; and (5) fees of the Fund’s independent certified public accountants.

        MassMutual provides administrative and shareholder services to MML Equity Index under a separate Administrative and Shareholder Services Agreement pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class specific expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to such Administrative and Shareholder Services Agreement. The Trust, on behalf of MML Equity Index, pays MassMutual an administrative services fee monthly at an annual rate, for Class I shares, .30% on the first $100 million of the average daily net assets of the Class I shares, .28% on the next $150 million, and .26% on assets over $250 million; for Class II shares, .19% of the average daily net assets of the Class II shares; and for Class III shares, an amount not to exceed .05% of the average daily net assets of the Class III shares. The Administrative and Shareholder Services Agreement was effective May 1, 2000.

        The net asset values of the Funds at December 31, 2000 and the investment management fees each paid during the past three years were:

	Net Assets	Investment Management Fees
Fund	Dec. 31, 2000	2000	1999	1998
MML Money Market Fund	$ 182,008,495	$ 890,213	$ 865,386	$ 693,453
MML Managed Bond Fund	232,431,318	1,047,744	1,213,876	1,034,821
MML Blend Fund	1,836,095,492	8,002,896	10,793,795	10,258,337
MML Equity Fund	2,180,740,907	8,621,402	11,203,491	10,216,960
MML Large Cap Value Fund ***	18,051,811	68,061	N/A	N/A
MML Equity Index Fund	173,907,068	254,536	212,438	117,349
MML Growth Equity Fund **	53,080,965	391,999	154,726	N/A
MML OTC 100 Fund ***	8,031,534	30,099	N/A	N/A
MML Small Cap Value Equity Fund *	42,661,488	197,741	91,822	35,260
MML Small Cap Growth Equity Fund **	70,379,847	729,421	222,489	N/A
MML Emerging Growth Fund ***	11,094,904	77,757	N/A	N/A

*	MML Small Cap Value Equity Fund commenced operations on June 1, 1998.
**	MML Growth Equity Fund and MML Small Cap Growth Equity Fund commenced operations on May 3, 1999.
***	MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund commenced operations on May 1, 2000.

        MML Enhanced Index Core Equity Fund and MML Small Company Opportunities commenced operations on May 1, 2001.

        The Management Agreement with each Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of such Fund, or by MassMutual. Such termination requires 60 days’ written notice to be given and may be effected without the payment of any penalty. In addition, each such Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual’s control of the initials “MML” and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Each Management Agreement provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial “MML” is withdrawn from the Fund by MassMutual.

David L. Babson & Company Inc.

        Pursuant to investment sub-advisory agreements between MassMutual and Babson, Babson serves as investment sub-adviser to MML Money Market, MML Managed Bond, MML Equity, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Small Company Opportunities and MML Blend, and provides day-to-day management of these Funds’ investments. Babson is located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1295 State Street, Springfield, Massachusetts 01111. Babson is a wholly-owned subsidiary of DLB Acquisition corporation, an indirect controlled subsidiary of MassMutual.

        Effective January 1, 2000, MassMutual pays Babson a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of MML Money Market, .10% of the average daily net assets of MML Managed Bond and .09% of the average daily net assets of the Money Market and Managed Bond Segments of MML Blend. Babson was appointed as investment sub-adviser to these Funds in connection with the corporate reorganization of MassMutual’s investment advisory businesses.

        MassMutual pays Babson a quarterly fee for the investment advisory services Babson provides with respect to each of the Funds for which Babson serves as sub-adviser. This quarterly fee is equal to an annual rate of .13% of the average daily net asset value of MML Equity, .13% of the average daily net asset value of the Equity Segment of MML Blend, .25% of the average daily net asset value of MML Small Cap Value Equity, .25% of the average daily net asset value of MML Enhanced Index Core Equity, and .75% of the average daily net asset value of MML Small Company Opportunities, as of the close of each business day. Additionally, Babson agrees to assume the expenses associated with fund accounting for MML Equity, MML Small Cap Value Equity, MML Enhanced Index Core Equity, MML Small Company Opportunities and the Equity Segment of MML Blend; Babson has no responsibility for providing such fund accounting services, however.

        MassMutual’s Sub-Advisory Agreements with Babson will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of a Fund sub-advised by Babson. Babson provides investment sub-advisory services to MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Core Equity Fund, MassMutual Small Cap Value Equity Fund and MassMutual Balanced Fund, all series of MassMutual Institutional Funds, another registered, open-end investment company for which MassMutual serves as investment adviser.

Massachusetts Financial Services Company

        MassMutual has also entered into an investment sub-advisory agreement with MFS pursuant to which MFS serves as MML Growth Equity’s investment sub-adviser, providing day-to-day management of the Fund’s investments. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116-3741. MFS is an indirect, wholly-owned subsidiary of Sun Life Assurance Company of Canada. MFS managed approximately $141 billion in assets as of December 31, 2000.

        MassMutual pays MFS a quarterly fee equal to an annual rate of .40% on the first $300 million of aggregate net assets under management, .37% on the next $300 million of aggregate net assets, .35% on the next $300 million of aggregate net assets, .32% on the next $600 million of aggregate net assets, and .25% on assets over $1.5 billion. As used in this Statement of Additional Information, aggregate net assets under management means the aggregate of (i) average daily net assets of the specified Fund, plus (ii) the average daily net assets of all other funds or accounts of MassMutual or its affiliates, under this same investment style and strategy including other funds registered under the 1940 Act, for which that sub-adviser provides sub-advisory services. MFS also provides investment sub-advisory services for MassMutual Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual serves as investment adviser.

        MassMutual’s sub-advisory agreement with MFS will terminate automatically upon its assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of MML Growth Equity.

J.P. Morgan Investment Management Inc. and Waddell & Reed Investment Management Company

        MassMutual has also entered into investment sub-advisory agreements with J.P. Morgan and Waddell & Reed pursuant to which each serves as investment sub-adviser for a portion of the investments of MML Small Cap Growth Equity. J.P. Morgan, a wholly-owned subsidiary of J.P. Morgan Chase & Co., is located at 522 Fifth Avenue, New York, New York 10036. Waddell & Reed is located at 6300 Lamar, Overland Park, Kansas 66202-4247. J.P. Morgan manages more than $359 billion in assets. Waddell & Reed has approximately $36 billion in assets under management.

        J.P. Morgan and Waddell & Reed both act as sub-adviser for MML Small Cap Growth Equity. Each sub-adviser manages a portion of the net assets of the Fund’s portfolio. Initially, each sub-adviser will be allocated their portion of the Fund’s net assets based on cash flow received by the Fund. The Fund’s portfolio will be continuously rebalanced by allocating cash flows so that each sub-adviser’s allocation is 50% of the net assets. MassMutual pays J.P. Morgan a quarterly fee equal to an annual rate of .60% on the first $200 million of aggregate net assets under management (as defined above), .55% on the next $300 million, and .50% on assets over $500 million. MassMutual pays Waddell & Reed a quarterly fee equal to an annual rate of .75% on the first $100 million of aggregate net assets under management (as defined above), and .70% on assets over $100 million. J.P. Morgan and Waddell & Reed both provide sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Fund, an open-end investment company for which MassMutual acts as investment manager.

        MassMutual’s sub-advisory agreements with J.P. Morgan and Waddell & Reed will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of MML Small Cap Growth Equity.

Deutsche Asset Management, Inc.

        MassMutual has also entered into investment sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”), pursuant to which, DAMI serves as investment sub-adviser to MML Equity Index and MML OTC 100 Fund, providing day-to-day management of each Fund’s investments. DAMI, an indirect wholly-owned subsidiary of Deutsche Bank AG, is located at 130 Liberty Street, New York, NY 10006. As of December 31, 2000, DAMI had in excess of $17 billion in assets under management.

For MML Equity Index Fund, MassMutual pays DAMI a quarterly fee equal to an annual rate of .01% on the first $1 billion of aggregate net assets under management, and .0075% on aggregate net assets in excess of $1 billion. For MML OTC 100 Fund, MassMutual pays DAMI a quarterly fee equal to an annual rate of .05% on the first $200 million of aggregate net assets under management (as defined above), .04% on the next $200 million of aggregate net assets and .02% on aggregate net assets in excess of $400 million. DAMI also provides investment sub-advisory services for the MassMutual Indexed Equity Fund and the MassMutual OTC 100 Fund, each of which are series of MassMutual Institutional Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

        MassMutual’s sub-advisory agreements with DAMI will terminate automatically upon their assignment or upon the termination of the respective Management Agreements or by MassMutual upon ninety days’ written notice or by liquidation of the respective Fund.

Davis Selected Advisers, L.P.

        MassMutual has also entered into an investment sub-advisory agreement with Davis Selected Advisers, L.P. (“Davis”) pursuant to which Davis serves as investment sub-adviser to MML Large Cap Value, providing day-to-day management of the Fund’s investments. Davis, which is controlled by Davis Investments, LLC, is located at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706. As of January 31, 2001, Davis had approximately $40 billion in assets under management, of which approximately $32 billion was in similarly managed registered investment companies.

        MassMutual pays Davis a quarterly fee equal to an annual rate of .45% on the first $100 million of aggregate net assets under management (as defined above), .40% on the next $400 million of aggregate net assets and .35% on aggregate net assets in excess of $500 million. Davis also provides investment sub-advisory services for the MassMutual Large Cap Value Fund, a series of MassMutual Institutional Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

        MassMutual’s sub-advisory agreement with Davis will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of the Fund.

RS Investment Management, L.P.

        MassMutual has also entered into an investment sub-advisory agreement with RS Investment Management (“RS”) pursuant to which RS serves as investment sub-adviser to MML Emerging Growth, providing day-to-day management of the Fund’s investments. RS is located at 388 Market Street, San Francisco, California 94111. RS has approximately $8 billion in assets under management.

        MassMutual pays RS a quarterly fee equal to an annual rate of .65% on the first $200 million of aggregate net assets under management (as defined above), .60% on the next $200 million of aggregate net assets and .55% on aggregate net assets in excess of $400 million. RS also provides investment sub-advisory services for the MassMutual Emerging Growth Fund, a series of MassMutual Institutional Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

        MassMutual’s sub-advisory agreement with RS will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of the Fund.

        MassMutual is ultimately responsible for providing investment advice to these Funds and will continue to provide administrative and non-investment advisory services to the Funds.

        Securities held by the Funds are also frequently held by the sub-advisers in their investment accounts and/or by other investment clients for which the sub-advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust’s management that such execution advantage and the desirability of retaining the sub-advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

        Other service providers of the Funds are as follows:

•
Deloitte & Touche LLP, located at Two World Financial Center, New York, New York 10281, the independent accountant for each of the Funds, provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

•
Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian and sub-administrator for each of the Fund’s investments. As custodian, IBT has custody of each Fund’s securities and maintains certain financial and accounting books and records. As custodian, IBT does not assist in, and is not responsible for, the investment decisions and policies of these Funds.

CODES OF ETHICS

        MML Trust, MassMutual, Babson, DAMI, MFS, Davis, RS, J.P. Morgan, and Waddell & Reed have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

VII.    BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Large Cap Value Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Company Opportunities Fund, MML Emerging Growth Fund and MML Small Cap Growth Equity Fund.

        Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. Each Fund’s investment sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

        Under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund’s investment sub-adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Fund’s investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction. The investment sub-adviser must first determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investments sub-adviser’s overall responsibilities to MML Trust and to its other clients. The term “brokerage and research services” includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        By virtue of the Sub-Advisory Agreements, Babson is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Money Market, MML Managed Bond, MML Blend, MML Enhanced Index Core Equity, MML Equity, MML Small Cap Value Equity and MML Small Company Opportunities; MFS is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Growth Equity; and J.P. Morgan and Waddell & Reed are subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Small Cap Growth Equity; Davis is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Large Cap Value; and RS is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Emerging Growth.

        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to a Fund’s investment sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by MML Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the investment sub-adviser. Research provided by brokers is used for the benefit of all of an investment sub-adviser’s clients and not solely or necessarily for the benefit of MML Trust. The investment sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment sub-adviser as a consideration in the selection of brokers to execute portfolio transactions. The investment advisory fee that MML Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent MML Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-advisor in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment sub-adviser’s in carrying out its obligations to MML Trust.

        The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998. The MML Money Market and MML Managed Bond did not incur any brokerage commissions during these periods.

	Year ended December 31, 2000	Year ended December 31, 1999	Year ended December 31, 1998
MML Blend Fund	$3,995,638	$ 617,153	$ 705,119
MML Equity Fund	5,109,509	1,083,258	966,952
MML Large Cap Value Fund***	16,310	N/A	N/A
MML Equity Index Fund	39,250	17,596	2,022
MML Growth Equity Fund**	175,675	67,101	N/A
MML OTC 100 Fund***	3,423	N/A	N/A
MML Small Cap Value Equity Fund*	72,832	25,148	14,899
MML Small Cap Growth Equity Fund**	57,611	27,264	N/A
MML Emerging Growth Fund***	12,394	N/A	N/A

	$9,482,642	$1,837,520	$1,688,992

*	Commencement of operations June 1, 1998
**	Commencement of operations May 3, 1999
***	Commencement of operations May 1, 2000

        MML Trust paid aggregate brokerage commissions to Jefferies & Co. (“Jefferies”) of $6,776 in 1998, $1,349 in 1999 and $162,197 in 2000. MML Trust also paid brokerage commissions to Advest, Inc. (“Advest”) of $3,192 in 1998, $13,326 in 1999 and $18,870 in 2000. Additionally, the MML Trust on behalf of the MML Small Cap Growth Equity paid $1,050 to J.P. Morgan and its affiliates. A Trustee of the MML Trust is a director of the parent companies of Jefferies and Advest.

MML Equity Index Fund and MML OTC 100 Fund

        MML Equity Index and MML OTC 100 Fund have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Each Fund’s Investment Management Agreement with MassMutual provides that MassMutual will follow such practices in placing portfolio transactions for the Fund as may from time to time be set forth in its Prospectus or specified by the Board of Trustees of MML Trust. Consistent with this agreement, the present policy of these Funds and their investment sub-adviser, in placing brokerage transactions, is to seek best execution by responsible brokerage firms at reasonably competitive commission rates. The investment sub-adviser will not consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Funds.

        By virtue of the Sub-Advisory Agreements, DAMI is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Investment Management Agreement with the Funds. The investment sub-adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the investment sub-adviser. The primary consideration is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. The investment sub-adviser attempts to achieve these results by choosing brokers to execute transactions based on (1) their professional capabilities (including use of capital, clearance and settlement procedures, and participation in underwriting and corporate finance issues), (2) the value and quality of their services and (3) the comparative brokerage commission rates which they offer.

        Portfolio turnover will result from changes in the composition of each Index which each Fund seeks to follow and from purchases and redemptions of Fund shares and the reinvestment of Fund dividends. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the investment sub-adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of MML Trust.

        Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker, to the extent and in the manner permitted by applicable law. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

        Except in the case of equity securities purchased by MML Equity Index, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased from or sold to dealers serving as market makers for the securities at a net price. MML Equity Index may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve a brokerage commission. The cost of a Fund’s investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Purchase and sale orders of the securities held by the Fund may be combined with those of other investment companies and accounts which attempt to track an equity index that the investments sub-adviser manages, and for which it has brokerage placement authority, in the interest of seeking the best overall terms. When the investment sub-adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by it, the investment sub-adviser undertakes to allocate those transactions among the participants equitably.

        Under the 1940 Act, persons affiliated with MML Equity Index and MML OTC 100, such as MassMutual, DAMI and, in some cases, their affiliates, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

VIII.    CAPITAL SHARES

        MML Trust is a “series” company. To date, shares of thirteen (13) series (i.e., investment portfolios) have been authorized, which constitute the interests in the Funds described in this Statement of Additional Information. Under MML Trust’s Declaration of Trust, however, the Board of Trustees is authorized to create new series in addition to the Funds without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

        The Trustees and shareholders of MML Equity Index have approved an amendment to the Trust’s Declaration of Trust to permit the Trustees to create one or more classes of shares of MML Equity Index.

        MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust’s Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series’ shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when Trustees have determined that any matter affects only the interests of one or more series, or with respect to MML Equity Index, one or more classes of shares, then only shareholders of such series, or class in the case of MML Equity Index shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

        The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

        The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

IX.    PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

        Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust’s Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

        The NAV of each Fund’s shares is determined once daily as of the normal close of the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock Exchange is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total net asset value of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. It is the intention of MML Money Market Fund to maintain a per share NAV of $1.00, although this cannot be assured.

        Except as to MML Money Market, the manner of determining the value of the total assets of each Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

        Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees.

        Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When MML Managed Bond, MML Blend, MML Large Cap Value, MML Small Cap Value Equity or MML Emerging Growth enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.

MML Money Market Fund

        MML Money Market’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML Money Market would receive less investment income. The converse would apply in a period of rising interest rates.

        The valuation of MML Money Market’s portfolio instruments based upon their amortized cost and the concomitant maintenance of MML Money Market Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

        The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, MML Money Market’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of MML Money Market’s portfolio holdings to determine the extent of any deviation in MML Money Market’s net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

        Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

        For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

        Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

X.    TAX STATUS

        It is the policy of each of the Funds to comply, and in 2000 each of the Funds did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements and to meet other requirements necessary for it to be relieved of federal income taxes on income and gain it distributes to the separate investment accounts that invest in the Funds, each Fund must, among other things:

        1.  derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

        2.  diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and

        3.  distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

        Each Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise tax applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

        The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

        The Regulations require each of the Fund’s assets to be diversified so that no single investment represents more than 55% of the value of the Fund’s total assets, no two investments represent more than 70% of the Fund’s total assets, no three investments represent more than 80% of the Fund’s total assets and no four investments represent more than 90% of the Fund’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

        The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). MML Trust intends to comply with these diversification requirements.

XI.    CERTAIN TAX AND ACCOUNTING INFORMATION

        As previously indicated, it is the policy of each of the Funds to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law. When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

        Special rules (including constructive sale, mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund’s assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

        Pursuant to the Taxpayer Relief Act of 1997 (the “1997 Act”), new “constructive sale” provisions apply to activities by the Funds which lock-in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

XII.    INVESTMENT PERFORMANCE

        MML Money Market may advertise investment performance figures, including its yield and its effective yield. MML Money Market’s yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund’s effective yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

        MML Equity, MML Managed Bond, MML Blend, MML Large Cap Value, MML OTC 100, MML Equity Index, MML Enhanced Index Core Equity, MML Small Cap Value Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may advertise investment performance figures, including yield. Each Fund’s yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a - b)/cd + 1) 6  - 1]

Where:	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursements, if any).
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d =	the maximum offering price (which is the net asset value) per share on the last day of the period.

        Each of the Funds may advertise its total return and its holding period return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1 + T) n = ERV

Where:	P =	a hypothetical initial payment of $1,000.
	T =	average annual total return.
	n =	number of years.
	ERV =	ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

        Holding period return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical initial payment by the value of the initial investment (assuming reinvestment of all distributions). Each investment performance figure will be carried to the nearest hundredth of one percent. These investment performance figures do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

	Average Annual Total Returns
	One Year	Five Years	Ten Years or Since Inception
MML Money Market Fund†	6.03%	5.22%	4.77%
MML Managed Bond Fund	11.19%	6.01%	7.95%
MML Blend Fund	0.02%	9.08%	11.24%
MML Equity Fund	2.86%	12.18%	13.92%
MML Large Cap Value Fund***	N/A	N/A	-1.05%
MML Equity Index Fund
Class I	-9.53%	N/A	15.56%
Class II***	-9.43%	N/A	15.92%
Class III***	-9.25%	N/A	16.08%
MML Growth Equity Fund**	-6.54%	N/A	12.43%
MML OTC 100 Fund***	N/A	N/A	-38.90%
MML Small Cap Value Equity Fund*	13.63%	N/A	-1.63%
MML Small Cap Growth Equity Fund**	-13.87%	N/A	23.75%
MML Emerging Growth Fund***	N/A	N/A	-26.50%

†	The yield for the seven day period ended December 31, 2000 was 6.24%.
*	Commencement of operations June 1, 1998
**	Commencement of operations May 3, 1999
***	Commencement of operations May 1, 2000

	Cumulative Total Return
	One Year	Ten Years or Since Inception
MML Money Market Fund	6.03%	232.31%
MML Managed Bond Fund	11.19%	474.70%
MML Blend Fund	0.02%	566.94%
MML Equity Fund	2.86%	3044.61%
MML Large Cap Value Fund***	N/A	-1.05%
MML Equity Index Fund
Class I	-9.53%	70.18%
Class II***	N/A	-8.63%
Class III***	N/A	-8.50%
MML Growth Equity Fund**	-6.54%	21.59%
MML OTC 100 Fund***	N/A	-38.90%
MML Small Cap Value Equity Fund*	13.63%	-4.17%
MML Small Cap Growth Equity Fund**	-13.87%	42.70%
MML Emerging Growth Fund***	N/A	-26.50%

*	Commencement of operations June 1, 1998
**	Commencement of operations May 3, 1999
***	Commencement of operations May 1, 2000

        MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund commenced operations on May 1, 2001.

XIII.    EXPERTS

        Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to MML Trust.

        The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2000 and are incorporated herein by reference in reliance on the report of Deloitte & Touche, LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2000 is available, without charge, upon request by calling 1-888-309-3539.

        The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated May 14, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series of MML Series Investment Fund shall be bound.

APPENDIX

SECURITIES RATINGS

        This is a description of Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) commercial paper and bond ratings:

I.    Commercial Paper Ratings:

        S&P Commercial Paper Ratings—are graded into four categories, ranging from ‘A’ for the highest quality obligations to ‘D’ for the lowest. ‘A’ Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

“A-1”:    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

“A-2”: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

        Moody’s Commercial Paper Ratings—employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Prime-1:    Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:    Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II.    Bond Ratings

        S&P describes its four highest ratings for corporate debt as follows:

A:	AAA	— Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

	AA	— Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A	—	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B:	BBB	—	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Moody’s describes its four highest corporate bond ratings as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

        S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C:    OTHER INFORMATION

Item 23:    Exhibits

        Exhibit A:    Registrant’s Agreement and Declaration of Trust, as restated May 14, 1993, incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and Form of Amendment as amended.

        Exhibit B:    Registrant’s By-Laws, as amended and restated August 6, 1993, incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        Exhibit C:    Not Applicable.

        Exhibit D:    (1)  Investment Management Agreement between the Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) with respect to MML Equity Fund, MML Equity Index Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund. (1)

        (2)  Investment Sub-Advisory Agreement between MassMutual and David L. Babson Company Inc. (“David L. Babson”) regarding the MML Blend Fund (Equity Segment) incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        (3)  Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding the MML Equity Fund, incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 39 to Registrant’s Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        (4)  Investment Sub-Advisory Agreement between MassMutual and Mellon Equity Associates, LLP for MML Equity Index Fund, incorporated by reference to Exhibit No. 5(b) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        (5)  Investment Sub-Advisory Agreement between MassMutual and David L. Babson for the MML Small Cap Value Fund between MassMutual and David L. Babson incorporated by reference of Exhibit No. 5(a) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        (6)  Investment Sub-Advisory Agreement for the MML Growth Equity Fund between MassMutual and Massachusetts Financial Services Company (“MFS”). (2)

        (7)  Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and J.P. Morgan Investment Management Company. (3)

        (8)  Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and Waddell & Reed Investment Management Company (“Waddell & Reed”). (4)

        (9)(a)  Investment Management Agreement dated as of January 1, 2000 between MassMutual and Registrant on behalf of MML Money Market Fund, incorporated by reference to Exhibit D(9)(a) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (9)(b)  Investment Management Agreement dated as of January 1, 2000 between MassMutual and Registrant on behalf of MML Blend Fund, incorporated by reference to Exhibit D(9)(b) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (10)  Investment Management Agreement between MassMutual and Registrant on behalf of MML Equity Index Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No . 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (11)  Investment Management Agreement between MassMutual and Registrant on behalf of MML Large Cap Value Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No . 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (12)  Investment Management Agreement between MassMutual and Registrant on behalf of MML OTC 100 Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No . 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (13)  Investment Management Agreement between MassMutual and Registrant on behalf of MML Emerging Growth Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No . 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (14)(a)  Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Money Market Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(a) of Registrant’s Post-Effective Amendment No . 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (14)(b)  Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Managed Bond Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(b) of Registrant’s Post-Effective Amendment No . 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (14)(c)  Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Blend Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(c) of Registrant’s Post-Effective Amendment No . 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (15)  Investment Sub-Advisory Agreement between Davis Selected Advisers, L.P. and MassMutual regarding MML Large Cap Value Fund effective as of May 1, 2000. (10)

        (16)  Investment Sub-Advisory Agreement between Bankers Trust Company and MassMutual regarding MML Equity Index Fund effective as of May 1, 2000. (11)

        (17)  Investment Sub-Advisory Agreement between Bankers Trust Company and MassMutual regarding MML OTC 100 Fund effective as of May 1, 2000. (12)

        (18)  Investment Sub-Advisory Agreement between RS Investment Management and MassMutual regarding MML Emerging Growth Fund dated as of May 1, 2000, incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No . 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        (19)  Form of Investment Management Agreement between MassMutual and Registrant on behalf of MML Enhanced Index Core Equity Fund effective as of May 1, 2001 is filed herein as Exhibit D(19).

        (20)  Form of Investment Management Agreement between MassMutual and Registrant on behalf of MML Small Company Opportunities Fund effective as of May 1, 2001 is filed herein as Exhibit D(20).

        (21)  Form of Investment Sub-Advisory Agreement between David L. Babson and MassMutual regarding MML Enhanced Index Core Equity Fund effective as of May 1, 2001 is filed herein as Exhibit D(21).

        (22)  Form of Investment Sub-Advisory Agreement between David L. Babson and MassMutual regarding MML Small Company Opportunities Fund effective as of May 1, 2001 is filed herein as Exhibit D(22).

        Exhibit E:    Not Applicable.

        Exhibit F:    Deferred Compensation Plan for Trustee of Registrant. (13)

        Exhibit G:    (1) Custodian Agreement between Registrant, on behalf of MML Equity Fund, and Citibank, N.A. (“Citibank”). (5)

        (2)  Custodian Agreement between Registrant, on behalf of MML Money Market Fund and Citibank. (5)

        (3)  Custodian Agreement between Registrant, on behalf of MML Managed Bond Fund and Citibank. (5)

        (4)  Custodian Agreement between Registrant, on behalf of MML Blend Fund and Citibank. (5)

        (5)  Citibank Domestic Custody Services Standards (for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund). (5)

        (6)  Form of Custodian Agreement between Registrant, on behalf of MML Equity Index Fund, and Boston Safe Deposit and Trust Company, incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        (7)  Custodian Agreement between Registrant and Investors Bank and Trust Company (“IBT”), on behalf of MML Growth Equity Fund and MML Small Cap Growth Equity Fund, as amended as of March 1, 2000 to add MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Small Cap Value Equity Fund, and as amended as of May 1, 2000 to add MML Equity Index Fund, MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund. (6)

        Exhibit H:    (1)  Accounting Services Agreement dated as of April 28, 1997 between the Trust, on behalf of MML Equity Index Fund, and First Data Investor Services Group, Inc., incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        (2)  Administrative and Shareholder Services Agreement with respect to MML Equity Index Fund effective as of May 1, 2000 between Registrant and MassMutual, incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

        Exhibit I:    (1)  Opinion of counsel as to the legality of shares being registered (for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund) previously filed with Registrant’s Rule 24F-2 Notice filed electronically on February 27, 1997.

        (2)  Opinion of counsel as to the legality of shares being registered (for MML Equity Index Fund) previously filed as Exhibit 10 of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A.

        (3)  Opinion of counsel as to the legality of shares being registered for the MML Small Cap Growth Equity Fund and MML Growth Equity Fund. (8)

        (4)  Opinion of counsel as to the legality of shares being registered for MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund. (14)

        (5)  Opinion of counsel as to the legality of shares being registered for the MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund is filed herein as Exhibit I(5).

        Exhibit J:    (1)  Consent of Deloitte & Touche L.L.P. is filed herein as Exhibit J(1).

        (2)  Powers of Attorney for Ronald J. Abdow, Charles J. McCarthy, John H. Southworth, and Mary Boland, incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        (3)  Power of Attorney for Gary E. Wendlandt, incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

        (4)  Powers of Attorney for Michael D. Hays, Richard H. Ayers, David E.A. Carson, Richard W. Greene, Beverly L. Hamilton and F. William Marshall. (9)

        Exhibit K:     Not applicable.

        Exhibit L:    Not Applicable.

        Exhibit M:    Not Applicable.

        Exhibit N:    Rule 18f-3 Plan for Registrant, incorporated by reference to Exhibit N of Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.

        Exhibit O:    Not applicable.

        Exhibit P:    (1)  Code of Ethics for David L. Babson & Company Inc. is filed herein as Exhibit P(1).

        (2)  Code of Ethics for Davis Selected Advisers, L.P. is filed herein as Exhibit P(2).

        (3)  Code of Ethics for J.P. Morgan Investment Management Inc. is filed herein as Exhibit P(3).

        (4)  Code of Ethics for Waddell & Reed Investment Management Company is filed herein as Exhibit P(4).

        (5)  Code of Ethics for Massachusetts Financial Services Company is filed herein as Exhibit P(5).

        (6)  Code of Ethics for Massachusetts Mutual Life Insurance Company and MML Series Investment Fund is filed herein as Exhibit P(6).

        (7)  Code of Ethics for Deutsche Asset Management, Inc. is filed herein as Exhibit P(7).

        (8)  Code of Ethics for RS Investment Management, L.P. is filed herein as Exhibit P(8).

(1)	Incorporated by reference as Exhibit D(2) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(2)	Incorporated by reference as Exhibit D(7) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(3)	Incorporated by reference as Exhibit D(8) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(4)	Incorporated by reference as Exhibit D(9) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement filed via EDGAR on April 30, 1998.
(6)	Incorporated by reference as Exhibit G(7) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(7)	Intentionally omitted.
(8)	Incorporated by reference as Exhibit (I)(3) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(9)	Incorporated by reference as Exhibit (I)(6) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(10)	Incorporated by reference as Exhibit D(10) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(11)	Incorporated by reference as Exhibit D(11) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(12)	Incorporated by reference as Exhibit D(12) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(13)	Incorporated by reference as Exhibit F to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(14)	Incorporated by reference as Exhibit I(4) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.

Item 24:    Person Controlled by or Under Common Control with the Fund

        At the date of this Post-Effective Amendment, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets; however, where required to do so, MassMutual and its subsidiaries will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which sums are placed in such separate accounts.

        The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

        5.  MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. MassMutual has a 99% ownership interest and G.R. Phelps & Co., Inc. has a 1% ownership interest.

6. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

        7.  G. R. Phelps & Co., Inc., a Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company. This subsidiary is inactive and expected to be dissolved.

        8.  MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. MassMutual Holding Company owns 86% of the capital stock and G.R. Phelps & Co., Inc. owns 14% of the capital stock of MML Investors Services, Inc.

9. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

10. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

11. Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

12. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

13. MML Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

14. MML Insurance Agency of Ohio, Inc., a Ohio corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through a voting trust agreement.

15. MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc., through an irrevocable proxy arrangement.

        16.  MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws, all of the stock of which is owned by MML Investors Services, Inc.

17. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer, all of the stock of which is owned by MML Investors Services, Inc.

        18.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding Company owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

19. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

        20.  MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 90% and MassMutual holds approximately 4.6% ownership interest in MassMutual Corporate Value Partners Limited. David L. Babson & Company Inc. acts as sub-adviser for this fund.

21. 9048-5434 Quebec, Inc., a Canadian corporation which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

        22.  1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

        23.  MassMutual Holding Trust I, a Massachusetts trust which operates as a holding company for separately staffed MassMutual investment subsidiaries. MassMutual Holding Company owns all of the outstanding shares of MassMutual Holding Trust I.

24. Antares Capital Corporation, a Delaware corporation which operates as a finance company. MassMutual Holding Trust I owns approximately 99% of the capital stock of Antares Capital Corporation.

25. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser, all of the stock of which is owned by MassMutual Holding Trust I.

        26.  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. which is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

        27.  Cornerstone Suburban Office, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

        28.  DLB Acquisition Corporation (“DLB”), a Delaware corporation which operates as a holding company for the David L. Babson companies. MassMutual Holding Trust I owns 98% of the outstanding shares of capital stock of DLB.

29. David L. Babson & Company, Inc., a Massachusetts corporation which operates as an investment adviser, all of the stock of which is owned by DLB.

        30.  Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. David L. Babson & Company Inc. owns 80% of the capital stock of Charter Oak Capital Management, Inc.

31. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson & Company, Inc.

        32.  Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. David L. Babson & Company Inc. holds a 50% ownership interest in the partnership and is one of the general partners.

33. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation which operates as a holding company for the Oppenheimer companies. MassMutual Holding Trust I owns 91.91% of the capital stock of OAC.

34. OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds, all of the stock of which is owned by OAC.

        35.  Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc., owns all of the stock of Centennial Asset Management Corporation.

36. Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust, all of the stock of which is owned by Centennial Asset Management Corporation.

37. HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser, all of the stock of which is owned by OppenheimerFunds, Inc.

38. OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer, all of the stock of which is owned by OppenheimerFunds, Inc.

39. Oppenheimer Partnership Holding, Inc., a Delaware corporation which operates as a holding company, all of the stock of which is owned by OppenheimerFunds, Inc.

        40.  Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets, all of the stock of which is owned by OppenheimerFunds, Inc.

41. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

42. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

        43.  Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients, all of the stock of which is owned by OAC.

44. Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company, all of the stock of which is owned by OAC.

        45.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership, all of the stock of which is owned by MassMutual Holding Company. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

46. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

        47.  HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Company owns all of the outstanding stock of HYP Management, Inc.

        48.  MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services. MassMutual Holding Company owns all of the outstanding stock.

        49.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Company owns all of the outstanding stock of MMHC Investment, Inc.

        50.  MassMutual/Darby CBO IM, Inc. a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

        51.  MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment Inc. holds 77.8% and MassMutual High Yield Partners LLC holds 14.4% of the ownership interest in MassMutual/Darby CBO LLC.

        52.  MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49% of its shares, MMHC Investment Inc. holds approximately 34.11% and HYP Management, Inc. holds approximately 6.82% for an approximate total ownership interest in this Company of 43.42%.

        53.  MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual, all of the stock of which is owned by MassMutual Holding Company.

        54.  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. MML Realty Management holds a 50% ownership interest and Cornerstone Real Estate Advisers, Inc. holds a 50% ownership interest in Cornerstone Office Management, LLC.

        55.  Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company, all of the stock of which is owned by MassMutual Holding Company.

        56.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding Company.

57. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

58. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

        59.  MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited holds a 60% ownership interest and MassMutual Services Limited and MassMutual Guardian Limited each hold a 20% ownership interest in MassMutual Trustees Limited.

60. Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

61. MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

62. MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

63. MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

64. MassMutual Mercuries Life Insurance Co., a corporation organized in Taiwan which operates as a life insurance company.

        65.  MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. MassMutual International, Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares in MassMutual Internacional (Argentina) S.A.

        66.  MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99% of the outstanding shares and MassMutual International, Inc. owns 1% of the outstanding shares of MassMutual Services S.A.

        67.  MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual International, Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of shares of MassMutual Internacional (Chile) S.A.

        68.  Mass Seguros de Vida, S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. MassMutual Internacional (Chile) S.A. owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

        69.  Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in Origen Inversiones S.A.

        70.  Compañia de Seguros Vida Corp S.A., a corporation organized in the Republic of Chile which operates as an insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of Compañia de Seguros Vida Corp S.A.

71. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

72. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

        73.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. MassMutual International, Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares of MassMutual International (Luxembourg) S.A.

        74.  MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. MassMutual International, Inc. owns 99% of the outstanding capital stock of MassLife Seguros de Vida S.A.

        75.  Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. MassLife Seguros de Vida, S.A. owns 99% of the outstanding shares and MassMutual International, Inc. owns the remaining 1% of the shares of Jefferson Pilot Financial Seguros de Vida, S.A.

        76.  Jefferson Pilot Omega Seguros de Vida, S.A., a Uruguay corporation which operates as a life insurance company. Jefferson Pilot Financial Seguros de Vida, S.A. holds a 100% ownership interest in Jefferson Pilot Omega Seguros de Vida, S.A.

77. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

78. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans, all of the stock of which is owned by MassMutual.

79. The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services. MassMutual owns 100% of the outstanding shares of The MassMutual Trust Company.

80. Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products, all of the stock of which is owned by MassMutual.

81. MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business, all of the stock of which is owned by MassMutual.

        82.  MML Series Investment Fund (the “Trust”), a Massachusetts business trust which operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

83. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. The majority shares are owned by MassMutual.

        84.  Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment, Inc. holds 37.04% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

        85.  505 Waterford Park Limited Partnership, a Delaware limited partnership which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

        86.  DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company, Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group, other than the DLB Stewart Ivory International Fund and the DLB High Yield Fund.

87. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

88. Oppenheimer Series Fund Inc., a Maryland corporation which operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

89. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

        90.  The DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group, other than the DLB Stewart Ivory International Fund and the DLB High Yield Fund.

        91.  Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

        92.  Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. Babson is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

        93.  Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I , Limited. David L. Babson & Company Inc. acts as sub-adviser.

        94.  MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 25.17% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

        95.  Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts as sub-adviser.

        96.  Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

        97.  Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MMHC owns 24.97% of the subordinated notes.

        MassMutual acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

        1.  MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

2. MassMutual Corporate Investors (“CI”), a Massachusetts business trust which operates as a closed-end investment company. David L. Babson & Company Inc. is the investment adviser to CI.

        3.  MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 90% and MassMutual holds approximately 4.6% ownership interest in MassMutual Corporate Value Partners Limited. David L. Babson & Company Inc. acts as sub-adviser.

        4.  MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

        5.  MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

6. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. David L. Babson & Company Inc. acts as the investment adviser to PI.

        7.  MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment, Inc. holds 77.8% and MassMutual High Yield Partners LLC holds 14.4% of the ownership interest in this company.

        8.  Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment Inc. holds 37.04% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

        9.  Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

        10.  Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

        11.  Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. is the sub-adviser.

        12.  MassMutual Global CDO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 25.17% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CDO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

        13.  Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts a sub-adviser.

        14.  Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

        15.  Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MMHC Investment, Inc. owns 24.97% of the subordinated notes.

Item 25:    Indemnification

        Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers.

        Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

        Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

        MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

        MassMutual’s present coverage for Fidelity Bonding has an overall limit of $100 million annually ($15 million of which is underwritten by Lloyd’s, $10 million of which is underwritten by National Union, $25 million of which is with CNA, $25 million of which is underwritten by Federal Insurance Co. (“Chubb”), and $25 million of which is underwritten by Lloyd’s). There is a deductible of $350,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26:    Business and Other Connections of the Investment Adviser

a.  The Investment Adviser

        MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

        The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director, Chairman, Human Resources Committee and Member, Board Affairs Committee

        Chairman and Chief Executive Officer (since 1996), Corning Incorporated (manufacturer of specialty materials, communication equipment and consumer products), One Riverfront Plaza, Corning, New York; Director, Dow Corning Corporation (producer of silicone products), 2200 West Salzburg Road, Midland, Michigan; The Pittson Company (mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut.

JAMES R. BIRLE, Director and Member, Auditing and Investment Committees

        Chairman (since 1997), President (1994-1997) and Founder (since 1994), Resolute Partners, LLC (private merchant bank), 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut; Director (since 1996), IKON Office Solutions (diversified office products and technology solutions), 825 Duportail Road, Valley Forge, Pennsylvania; Director (since 1994): Drexel Industries, LLC., Connecticut Health and Education Facilities Authority, and Transparency International; Trustee, Villanova University.

GENE CHAO, Director, Chairman, Auditing Committee and Member, Dividend Policy Committee

        Retired; Chairman, President and Chief Executive Officer (1991-February 2000), Computer Projections, Inc. (presentation graphics services and equipment), 733 S.W. Vista Avenue, Portland, Oregon; Director (since 1996), Monowave Corporation, 5615 64th Ave., NE, Seattle, Washington; Chairman and Executive Officer (since 1997), National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Human Resources Committees

        Senior Vice President-Regulatory & Public Affairs (since 1998), Senior Vice President and Assistant General Counsel-Regulation & Public Policy (1995-1998), SBC Communications Inc. (telecommunications), 175 East Houston, San Antonio, Texas; Director, (1997-1999) Citadel Communications Corp.; Trustee (since 1991), Tomas Rivera Policy Institute, and (since 1993), Radio and Television News Directors Foundation; Director (1993-1999): National Public Radio (1991-1998), Reading Is Fundamental, and (since 1989) Foundation for Women’s Resources; Trustee (1995-1997), Federal Communications Bar Association Foundation; Director (since 1998), Bexar County Women’s Bar Association; Director (since 1999), Catholic Television of San Antonio; Director (since 1999), Mexican American Legal Defense and Educational Foundation; Director (since 1999), Universidad Autonoma de Mexico (UNAM) Foundation; Director (1999) The Greater San Antonio Chamber of Commerce; Director (1997-2000) Hispanic Scholarship Fund; Director (1997-1999), Susan G. Komen Breast Cancer Foundation (San Antonio Chapter); National Secretary (since 1999) Girl Scouts of America; Corporate Board of Advisors (since 1996), National Council of La Raza; and Regent (since 1999), Texas State University System.

ANTHONY DOWNS, Director and Member, Auditing and Investment Committees

        Senior Fellow (since 1977), The Brookings Institution (non-profit policy research center), 1775 Massachusetts Avenue, N.W., Washington, D.C.; Director (since 1998), Counselors of Real Estate, 430 N. Michigan Avenue, Chicago, Illinois; Director (since 1971): The Pittway Corporation (business publications, security products, manufacturing and packaging), 200 South Wacker Drive, Suite 700, Chicago, Illinois; (since 1991) National Housing Partnerships Foundation (non-profit organization to own and manage rental housing), 1225 Eye Street, N.W., Washington, D.C.; (since 1992) Bedford Property Investors, Inc. (real estate investment trust), 3658 Mt. Diablo Boulevard, Lafayette, California (since 1992); General Growth Properties, Inc. (real estate investment trust), 215 Keo Way, Des Moines, Iowa (since 1986); NAACP Legal and Educational Defense Fund, Inc. (civil rights organization), 99 Hudson Street, New York, New York; Trustee (since 1977): Urban Institute (public policy research organization), 2100 M Street, N.W., Washington, D.C. and (since 1979) Urban Land Institute (educational and research organization), 625 Indiana Avenue, N.W., Washington, D.C.

JAMES L. DUNLAP, Director, Chairman, Dividend Policy Committee and Member, Auditing Committee

        Vice Chairman (1998-August 1999), President and Chief Operating Officer (since 1996-1998), Ocean Energy, Inc. (formerly United Meridian Corporation) (oil exploration), 1201 Louisiana, Suite 1400, Houston, Texas; Member, Board of Trustees (since 1998), Culver Educational Foundation, 130 Academy Road, Culver, IN; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, TX; and Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, MA.

WILLIAM B. ELLIS, Director and Member, Dividend Policy and Investment Committees

        Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director, The Hartford Steam Boiler Inspection and Insurance Company (property and casualty insurer), One State Street, Hartford, Connecticut; Director (since 1996), Advest Group, Inc. (financial services holding company), 280 Trumbull Street, Hartford, Connecticut; Director (since 1995), Catalytica Combustion Systems, Inc.; Director, The National Museum of National History of the Smithsonian Institution, Washington, D.C.

ROBERT M. FUREK, Director and Member, Dividend Policy and Auditing Committees

        Partner (since 1997), Resolute Partners LLC (private merchant bank), 2 Soundview Drive, Greenwich, Connecticut; Director, (since 1990), The Dexter Corporation (producer of specialty chemicals and papers), One Elm Street, Windsor Locks, Connecticut; Corporator, (since 1991), The Bushnell Memorial, Hartford, Connecticut; Trustee Emeriti (1991-1999), Colby College, Mayflower Hill Drive, Waterville, Maine. Director (1986-1999) Greater Hartford Chapter of American Red Cross; Director (since 1999), IKON Office Solutions; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CHARLES K. GIFFORD, Director and Member, Investment and Board Affairs Committees

        President, COO and Director (since 1999), Fleet Boston Financial Corp.; Chairman and Chief Executive Officer (1996-1999), BankBoston, N.A., 100 Federal Street, Boston, MA; Chairman and Chief Executive Officer (since 1998), BankBoston Corporation (bank holding company), 100 Federal Street, Boston, MA; President and Director, Fleet National Bank, BankBoston, N.A.; Director (since 1990), Member, Executive Committee and Chairman, Board Affairs and Nominating Committee, DSTAR (public utility electric company, formerly Boston Edison Co.), 800 Boylston Street, Boston, MA.

WILLIAM N. GRIGGS, Director and Member, Human Resources and Investment Committees

        Managing Director, (since 1983), Griggs & Santow Inc. (financial consultants), 75 Wall Street, 20th Floor, New York, New York; Director (1990-1997), T/SF Communications, Inc. (diversified publishing and communications company), Tulsa, Oklahoma.

SHELDON B. LUBAR, Director and Member, Human Resources and Investment Committees

        Chairman, (since 1977), Lubar & Co. Incorporated (investment management and venture capital company); Chairman and Director, (1986-1999), The Christiana Companies, Inc. (real estate development); Director (since 1983), SLX Energy, Inc. (oil and gas exploration); Member, Advisory Committee (since 1984), Venture Capital Fund, L.P., Director (since 1999), C2, Inc. (principal offices, 700 North Water Street, Milwaukee, Wisconsin) Director (since 1986), Firstar Corporation (bank holding company), 777 East Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin; Director (1982-1997): Grey Wolf Drilling Co. (contract oil and gas drilling), 2000 Post Oak Boulevard, Houston, Texas; Director (since 1971): Marshall Erdman and Associates, Inc. (design, engineering, and construction firm), 5117 University Avenue, Madison, Wisconsin; Director (since 1991), MGIC Investment Corporation (investment company), MGIC Plaza, 111 E. Kilbourn Avenue, Milwaukee, Wisconsin; Director (1993-1999), Ameritech, Inc. (regional holding company for telephone companies), 30 South Wacker Drive, Chicago, Illinois; Director (since 1995), Weatherford International, Inc. (formerly EVI, Inc.), 5 Post Oak Park, Houston, Texas; Director (since 1997), Jefferies & Co., (financial services), 11100 Santa Monica Boulevard, Los Angeles, California; Director (1984-1998), Firstar Bank, 777 East Wisconsin Avenue, Milwaukee, Wisconsin.

WILLIAM B. MARX, JR., Director and Member, Dividend Policy and Board Affairs Committees

        Retired: Consultant (1996-1997); Senior Executive Vice President (1996), Lucent Technologies, Inc. (public telecommunications systems and software), 600 Mountain Road, Murray Hill, New Jersey; Executive Vice President and Chief Executive Officer, Multimedia Products Group (1994-1995), AT&T (global communications and network computing company), 295 North Maple Avenue, Basking Ridge, New Jersey; Director (since 1996), California Microwave, Inc., Redwood City, California; Member, National Board of Directors, Junior Achievement, Colorado Springs, Colorado; Member (since 1996), Advisory Council, Graduate School of Business, Stanford University, Stanford, California; Chairman, Executive Committee (since 1996), National Minority Supplier Development Council, Inc., 15 West 39th Street, New York, New York.

JOHN F. MAYPOLE, Director and Member, Board Affairs and Human Resources Committees

        Managing Partner, (since 1984), Peach State Real Estate Holding Company (real estate investment company), P.O. Box 1223, Toccoa, Georgia; Consultant to institutional investors; Co-owner of family businesses (including Maypole Chevrolet-Geo, Inc. and South Georgia Car Rentals, Inc.); Director (since 1996), Coating Technologies International; Director, Chairman, Audit Committee and Member, Finance Committee and Executive Committee, Bell Atlantic Corporation (telecommunications), 1717 Arch Street, Philadelphia, Pennsylvania; Director (since 1996), TCX International, Inc.; Chairman (1997), Director (1992-1997), Briggs Industries, Inc. (plumbing fixtures), 4350 W. Cypress Street, Tampa, Florida; Director (1989-1997), Blodgett Corporation; Director, Chairman, Compensation Committee and Member, Audit Committee, Dan River, Inc. (textile manufacturer), 2291 Memorial Drive, Danville, Virginia; Director (since 1987), Davies, Turner & Company; Director (1987-1996), Igloo Corporation (portable coolers), 1001 W. Sam Houston Parkway North, Houston, Texas; Director (1995-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut. Director (since 1998), Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director, Audit Committee (Since 1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)), Princeton, NJ; Director and Chairman (since 1996), DVC, Inc. (bionutritional supplement/animal and human feed), Wilmington, DE; and Director (1998-1999), J.L. French Automotive Castings, Inc. (manufacturer of automotive/truck components).

ROBERT J. O’CONNELL, Chairman, Member, Board Affairs Committee and Dividend Policy Committee, Chairman Investment Committee

        Chairman (2000) and Chairman of the Board of Directors, President, Chief Executive Officer (since 1999) of MassMutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001; Director and Chairman (since 1999), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual), Director (since 1999), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut; Director, Chairman and Chief Executive Officer (since 1999), DLB Acquisition Corporation (holding company for investment advisers), President, Director and Chairman (since 1999), MassMutual Holding MSC, Inc., Trustee and Chairman (since 1999), MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Co.), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Co.), Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies, Director and Chairman (since 1999), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), Director (since 1999), MassMutual Benefits Management, Inc., Director (since 1996), Life Office Management Association, Inc., Director, President and Chief Executive Officer (1991-1998), AIG Life Insurance Company, American International Life Assurance of New York, Delaware American Life Insurance Co., Pacific Union Assurance Company; Director (1991-1998), AIG Life Insurance Company of Puerto Rico; Senior Vice President (1991-1998), Life Insurance of American International Group, Inc., American Life Insurance Company, DE; Senior Vice President, Group Management Division (1989-1991) of American International Group, Inc.; Director (since 1999), MML Investors Services, Inc., 1414 Main Street, Springfield, MA; Trustee (since 1999), MML Series Investment Fund; Trustee (since 1999), MassMutual Institutional Funds; Director (since 1999), American Council of Life Insurance; Member (since 1995), American Council of Life Insurance Committee on Financial Services Integration; and Director (1995-1998), AIG Mexico Seguros Interamericana.

ALFRED M. ZEIEN, Director, Chairman, Board Affairs Committee and Member, Human Resources Committee

        Chairman and Chief Executive Officer (1991-1999), The Gillette Company (manufacturer of personal care products), Prudential Tower Building, Boston, Massachusetts; Director (since 1986): Polaroid Corporation (manufacturer of photographic products), 549 Technology Square, Cambridge, Massachusetts; Director (since 1991), BankBoston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; and Director (since 1992) Raytheon Corporation (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Trustee (1984-1997), University Hospital of Boston, Boston, Massachusetts; Trustee (since 1994), Marine Biology Laboratory and (since 1995) Woods Hole Oceanographic Institute, Woods Hole, Massachusetts.

Executive Vice Presidents

SUSAN A. ALFANO, Executive Vice President

        Executive Vice President (since 2001); Senior Vice President (1996-2001) MassMutual.

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

        Executive Vice President and General Counsel of MassMutual (since 1993); President, Chief Executive Officer and Director (since 1996), CM Assurance Company, CM Benefit Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc. and Trustee (since 1996), MassMutual Holding Trust I and MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company); Director (1996-1999); MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); Director (since 1996), G.R. Phelps, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company); CM Advantage, Inc. (wholly-owned subsidiary of MassMutual Holding Trust II to act as general partner in real estate limited partnerships); Director (since 1998), MassMutual Benefits Management, Inc.; Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts 01111-0001); Chairman and Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 1997), MML Securities Corporation (a wholly-owned subsidiary of MML Investors Services, Inc. that is a “Massachusetts Securities Corporation”) (principal offices, 1414 Main Street, Springfield, Massachusetts 01111-0001); Director (since 1994), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company), One Financial Plaza, Suite 1700, Hartford, Connecticut; Chairman (1997-1999), Vice President (1996-1997) and Director (since 1993), Sargasso Mutual Insurance Co., Ltd., Victoria Hall, Victoria Street, P.O. Box HM1826, Hamilton, Bermuda; Director (1993-1999), MassMutual of Ireland, Ltd. (wholly-owned subsidiary of MassMutual that formerly provided group insurance claim services), One Earlsfort Centre, Hatch Street, Dublin, Ireland; Director (since 1995), MassMutual International (Bermuda) Ltd. (wholly-owned subsidiary of MassMutual Holding Company that distributes variable insurance products in overseas market) (principal offices, 41 Cedar Avenue, Hamilton, Bermuda).

FREDERICK C. CASTELLANI, Executive Vice President

        Executive Vice President (since 2001), Senior Vice President (1996-2001) MassMutual.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

        Executive Vice President and Chief Financial Officer (since 2001), Senior Vice President and Chief Financial Officer (1999-2001), MassMutual; Senior Vice President and Chief Financial Officer, AIG Life Insurance Co. (1973-1999).

JAMES E. MILLER, Executive Vice President

        Executive Vice President (since 1997), MassMutual; Senior Vice President (1996-1997), UniCare Life & Health Insurance Company, Springfield, MA; Director (since 1998), CM Benefit Insurance Company; Director (since 1998), C.M. Life Insurance Company, Executive Vice President-Life Operations (since 1999), Senior Vice President-Life Operations (1998-1999); Director of MassMutual Benefits Management, Inc. (since 1998); Director of MML Bay State Life Insurance Company (since 1998), Executive Vice President-Life Operations (since 1999), Senior Vice President-Life Operations (1998-1999); Director (1987-1996), Benefit Panel Services, Los Angeles, CA (1987-1996); Director (1998-2000), MassMutual Holding Company; Director (Class A) (1987-1997), National Capital Preferred Provider Organization; and President and Director of Sloans Lake Health Plan, Denver, CO (1993-1997).

CHRISTINE M. MODIE, Executive Vice President and Chief Information Officer

        Executive Vice President (since 1999), MassMutual; Senior Vice President and Chief Information Officer (1996-1999), Travelers Insurance, Hartford, CT; Vice President (1993-1996), Aetna Life & Annuity, Hartford CT and Chief Information Officer (1992-1993), Battery March Financial, Boston, MA.

JOHN V. MURPHY, Executive Vice President

        Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson & Company Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation); Senior Vice President and Director (1995-1997), Potomac Babson Incorporated (investment advisory subsidiary of David L. Babson & Company Inc.), New York, New York; Director (1995-1999) and Senior Vice President (1995-1997), DLB Acquisition Corporation (holding company for investment advisers); Director (1997-1999), Oppenheimer Acquisition Corporation (parent of OppenheimerFunds, Inc., an investment management company); Director (since November 1999), President (1999) and Trustee (1997-1999), MassMutual Institutional Funds (open-end investment company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director (1989-1998), Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp), 730 Hancock Street, Quincy, Massachusetts; Director (since 1999), C.M. Life Insurance Company; Director, President and Chief Executive Officer (since 1999), MML Bay State Life Insurance Company; Director and President (since 1999), MML Series Investment Fund; Director (2000), The MassMutual Trust Company FSB; and Trustee (1999), MassMutual Holding Trust I.

STUART H. REESE, Chief Investment Officer and Executive Vice President

        Chief Investment Officer and Executive Vice President (since 1999), MassMutual; Chairman, President and Trustee (since 1999), MML Series Investment Fund and MassMutual Institutional Fund (open end investment companies); President (since 1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed end investment companies); Director (since 1993), MML Pension Insurance Company, MML Bay State, Executive Vice President—Investments (since 1999), Director (since 1994), Senior Vice President—Investments (1996-1999), MML Bay State Life Insurance Company (wholly owned insurance company subsidiary of MassMutual), MassMutual Corporate Value Partners (since 1994), (high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995), Director (since 1996), MassMutual High Yield Partners (high yield bond fund); Executive Vice President (since 1999) Director (1996-1999), Senior Vice President—Investments (1996-1999) CM Assurance Company, CM Benefit Insurance Company and CM Life Insurance Company (wholly owned insurance company subsidiaries of MassMutual); Director (since 1996), CM International, Inc. (issuer of collateralized mortgage obligation securities); Director (since 1996) and Chairman (since 1999), Antares Capital Corporation (finance company); Committee Chairman (since 1999), Antares: Compensation Committee, Member (since 1999), Audit Committee and Member (April-August 1999), Investment Committee; Director (since 1996), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I Corporation; Director (since 1999), Cornerstone Real Estate Advisers, Inc.; President (since 1996), HYP Management, Inc.; Director (since 1999) MassMutual Holding MSC, Inc. and MassMutual Holding Trust I; President, MMHC Investment, Inc.; Director, Merrill Lynch Derivative Products (since 1999).

MATTHEW E. WINTER

        Executive Vice President and Chief Financial Officer (since 2001), Senior Vice President (1998-2001), Vice President (1996-1998), MassMutual.

b.  The Investment Sub-Advisers

        The directors and executive officers of David L. Babson & Company Inc. (“Babson” or the “Manager”), which is located at One Memorial Drive, Cambridge, Massachusetts 02142, their positions with Babson and their other principal business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

STUART H. REESE, Executive Vice President and Chief Investment Officer

        Director (since 2000), President and Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), Massachusetts Mutual Life Insurance Company (“MassMutual”) (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KEVIN M. MCCLINTOCK, Director and Managing Director

        Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999), the DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

FRANK L. TARANTINO, Director, Managing Director, Chief Financial Officer and Chief Compliance Officer

        Director, Managing Director, Chief Financial Officer and Chief Compliance Officer (since 2000) and Clerk (since 1997), Executive Vice President (1999-2000) and Chief Operating Officer (1997-2000), Babson; President (since 1999), Vice President (1998-1999) and Clerk (1997-1998), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director (since 1998), President (since 1999), Clerk (since 1997), Potomac Babson Inc. (inactive investment advisory subsidiary of the Manager), 1290 Avenue of the Americas, New York, New York; Director, President, Treasurer and Clerk, Babson Securities Corp., One Memorial Drive, Cambridge, Massachusetts (broker-dealer subsidiary of Babson); President (1993-1997) Liberty Securities Corporation (broker-dealer), 600 Atlantic Avenue, Boston, Massachusetts.

ROBERT LIGUORI, Director

        Director (since 2000), Babson; Senior Vice President and Deputy General Counsel (since 1999), MassMutual, (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President and General Counsel (1997-1999), Vice President and General Counsel (1996-1997), Vice President and Counsel (1992-1996), American International Group, Inc., AIG Life Companies, 600 King Street, Wilmington, DE;

MARY WILSON-KIBBE, Managing Director

        Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson; Vice President (since 1999), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KENNETH L. HARGREAVES, Managing Director

        Managing Director (since 2000) Babson; Executive Director (1997-1999), Senior Vice President (1991-1997), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

ROBERT E. JOYAL, Director and Managing Director

        Director and Managing Director (since 2000), Babson; Executive Director (1997-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1990-1996), MassMutual (insurance company and investment advisers), 1295 State Street, Springfield, Massachusetts 01111-0001; President (since 1999), Senior Vice President (1989-1999), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director, (since 1996), MassMutual High Yield Partners II LLC (a Delaware limited liability company that operates as a high yield bond fund).

EFRAM MARDER, Managing Director

        Managing Director (since 2000), Babson; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

STEPHEN L. KUHN, General Counsel and Clerk

        General Counsel and Clerk (since 1999), Babson; Senior Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open-end investment company); Vice President and Secretary, (1988-1999), MML Series Investment Fund (open-end investment company).

        The Managing Directors of Babson-Stewart Ivory International (“BSII”), which has its principal place of business at One Memorial Drive, Cambridge, Massachusetts 02142, and their principal other business affiliations and business experience for the past two years are as set forth below. Babson and Stewart Ivory & Company (International) Limited, an indirect, wholly owned subsidiary of Colonial Limited, are the two general partners of BSII.

KEVIN M. MCCLINTOCK, Managing Director

        Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999), the DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

STEPHEN B. O’BRIEN, Managing Director

        Managing Director (since 2000), Executive Vice President (1999-2000), Director (1999-2000), Senior Vice President (1996-1999), Babson; Managing Director (since 1998), Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts.

JAMES W. BURNS, Managing Director

        Managing Director (since 1993), Babson-Stewart Ivory International, One Memorial Drive, Cambridge, Massachusetts (investment counsel); Director (since 1990), Stewart Ivory and Company Limited, 45 Charlotte Square, Edinburgh, Scotland (investment managers); Partner/Director (1982-1990), BWD Rensburg, Liverpool, England (Stockbrokers).

STUART PAUL, Managing Director

        Managing Director (since 2000), Babson-Stewart Ivory International; Director, Stewart Ivory & Company (International) Limited, 23 St. Andrew Square, Edinburgh, Scotland (investment adviser); Head of Emerging Market Equities (since 2000), Colonial First State Investments UK, 23 St. Andrew Square, Edinburgh, Scotland (investment managers); Investment Manager (1994-2000), Stewart Ivory & Company Limited, 45 Charlotte Square, Edinburgh, Scotland (investment managers).

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

        MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has twelve series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity Fund), MFS Series Trust II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund), MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Value Fund), MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund), MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund), MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund, MFS Large Cap Value Fund and MFS High Quality Bond Fund) MFS Series Trust X (which has eleven series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS Income Fund, MFS European Equity Fund, MFS High Yield Fund, MFS Concentrated Growth Fund and MFS Endeavor Fund), MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund), and MFS Municipal Series Trust (which has 18 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, MFS Municipal Income Fund, MFS New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund) (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

        MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has eleven series) and MFS Variable Insurance Trust (“MVI”) (which has sixteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

        In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

        Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust (“MFS/SL”) (which has 30 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

        Vertex Investment Management, Inc., a Delaware corporation and a wholly-owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 (“Vertex”), serves as investment adviser to Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

        MFS International Ltd. (“MIL”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the “MIL Funds”). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

        MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the “MFS Meridian Funds”). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

        MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

        MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

        MFS Holdings Australia Pty Ltd. (“MFS Holdings Australia”), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

        MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

        MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

        MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

        MFS Retirement Services, Inc. (“RSI”), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

        MFS Investment Management K. K. (“MIMCO”), a wholly-owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

        MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

        MFS Original Research Partners, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

        MFS Original Research Advisors, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

    MFS

        The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Donald A. Stewart, C. James Prieur and William W. Stinson. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Dello Russo is also Chief Financial Officer and Chief Administrative Officer and Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS Growth Opportunities Fund
MFS Government Securities Fund
MFS Government Limited Maturity Fund
MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
MFS Municipal Series Trust
MFS Variable Insurance Trust
MFS Institutional Trust
MFS Municipal Income Trust
MFS Multimarket Income Trust
MFS Government Markets Income Trust
MFS Intermediate Income Trust
MFS Charter Income Trust
MFS Special Value Trust

        Jeffrey L. Shames is Chairman and President, Stephen E. Cavan is the Secretary and Clerk, James O. Yost, a Senior Vice President of MFS, is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

    MFS/Sun Life Series Trust

        C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is the President, Stephen E. Cavan is the Secretary and Clerk, James O. Yost is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers, James R. Bordewick, Jr. is the Assistant Secretary and Assistant Clerk.

Money Market Variable Account
High Yield Variable Account
Capital Appreciation Variable Account
Government Securities Variable Account
Total Return Variable Account
Global Governments Variable Account
Managed Sectors Variable Account

        C. James Prieur is the President, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

    MIL Funds

        Jeffrey L. Shames is Chairman, Richard W. S. Baker, Arnold D. Scott and William F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

    MFS Meridian Funds

        Jeffrey L. Shames is Chairman, Richard W. S. Baker, Arnold D. Scott and William F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and Ellen M. Moynihan, Laura F. Healy, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers.

    Vertex

        Jeffrey L. Shames is the Chairman and President, Arnold D. Scott is a Director, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John D. Laupheimer is a Senior Vice President, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

    MIL

        Peter D. Laird is President and a Director, Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

    MIL-UK

        Peter D. Laird is President and a Director, Thomas J. Cashman, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

    MFSI—Australia

        Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

    MFS Holdings—Australia

        Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

    MFD

        Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

    MFSC

        Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

    MFSI

        Thomas J. Cashman, Jr. is Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

    RSI

        Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

    MIMCO

        Jeffrey L. Shames, Arnold D. Scott and Mamoru Ogata are Directors, Shaun Moran is the Representative Director, Joseph W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

    MFS Trust

        The Directors of MFS Trust are Martin E. Beaulieu, Stephen E. Cavan, Janet A. Clifford, Joseph W. Dello Russo and Joseph A. Kosciuszek. Mr. Cavan is President, Mr. Dello Russo is Treasurer, and Robert T. Burns is Clerk of MFS Trust.

    MFS Original Research Partners, LLC

        Joseph J. Trainor is the President and a Manager, Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Managers, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

    MFS Original Research Advisors, LLC

        Joseph J. Trainor is the President and a Manager, Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Managers, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”)

        JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

        To the knowledge of the Registrant, none of the directors, or executive officers of JPMIM, is or has been during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated, which owns all the outstanding stock of JPMIM. JPMIM serves as investment sub-adviser to a series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser.

Keith M. Schappert

        Chairman, President and Managing Director, JPMIM, 522 Fifth Avenue, New York, New York, 10036.

Kenneth Warren Anderson

        Director and Managing Director, JPMIM; 522 Fifth Avenue, New York, New York, 10036.

Ronald R. Dewhurst

        Regional Head of Institutional Americas, Managing Director, JPMIM; 522 Fifth Avenue, New York, New York, 10036.

Gerard W. Lillis

        Director and Managing Director, JPMIM; Akasaka Park Building, 2-20, Akasaka 5-chome, Minato-ku, Tokyo, Japan.

Isabel Hoyt Sloane

        Director and Managing Director, JPMIM; 522 Fifth Avenue, New York, New York, 10036.

Hendrik Guillaume Francois Van Riel

        Director and Managing Director, JPMIM; 28 King Street, London, England, SW1Y 6XA.

Veronique Weill

        Managing Director, JPMIM; 522 Fifth Avenue, New York, New York, 10036.

Jeff Trongone

        Chief Financial Officer and Vice President, JPMIM.

Thomas James Smith

        Chief Compliance Officer and Vice President, JPMIM.

John Schmidlin

        Director, Managing Director and Chief Operations Officer, JPMIM.

Anthony Paul Della Pietra, Jr.

        Chief Legal Officer and Managing Director, JPMIM.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

        Waddell & Reed Investment Management Company (“WRIMCO”), is a sub-adviser of the Registrant under the terms of a sub-advisory agreement whereby it provides investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services.

        Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of certain registered investment companies for which Waddell & Reed acts as investment adviser, except. The address is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

        For purposes of this section, the term “Fund Complex” includes each of the registered investment companies in the Waddell & Reed Advisors Group of Mutual Funds (f/k/a: United Group of Mutual Funds), W & R Funds, Inc. (f/k/a: Waddell & Reed Funds, Inc.), and W & R Target Funds, Inc. (f/k/a: Target/United Funds, Inc.).

Robert L. Hechler

        President and Principal Financial Officer of each of the funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc.; formerly Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly President of Waddell & Reed Services Company.

Henry J. Herrmann

        Vice President and Director of each of the funds in the Fund Complex; Chairman of the Board of Directors of Austin, Calvin & Flavin, Inc., an affiliate of WRIMCO; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Investment Officer and Director of Waddell & Reed Financial, Inc. Formerly, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company.

Daniel C. Schulte

        Vice President, Assistant Secretary and General Counsel for each of the funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO, Waddell & Reed Services Company and Waddell & Reed, Inc.; Secretary of Waddell & Reed Distributors, Inc.

DEUTSCHE ASSET MANAGEMENT (“DAM”)

        Deutsche Asset Management (“DAM”) is a registered investment adviser under the Advisers Act. DAM serves as investment sub-adviser to two series of Registrant, as well as to series of other registered investment companies for which MassMutual serves as investment adviser. Deutsche Asset Management is the marketing name of Bankers Trust Company (“Bankers Trust”). Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Deutsche Bank A.G. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Bankers Trust have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Bankers Trust, respectively, or their predecessors, except that certain directors and officers also hold various positions with Deutsche Banke AG. The business address of DAM is 130 Liberty Street, New York, New York 10006. The business address of Deutsche Bank AG is Taunusanlage, 12, D60262 Frankfurt am Main, Federal Republic of Germany.

Josef Ackermann

        Chairman of the Board and Chief Executive Officer, Bankers Trust Corporation; Chairman of the Board and Chief Executive Officer, Bankers Trust Company; Member, Board of Managing Directors, Deutsche Bank AG.; Chairman of the Supervisory Board, Deutsche Bank Luxembourg, S.A.; Supervisory Board Memberships in: EUREX Frankfurt AG; EUREX Zurich AG; Linde AG; Stora Enso Oyj and Member of the Board, Vodafone Airtouch plc; Director, Deutsche Bank Americas Holding Corp. Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Robert B. Allardice, III

        Advisory Director, Deutsche Bank Americas Holding Corp.; Director, Bankers Trust Corporation; Director, Bankers Trust Company; Member, Board of Directors, Deutsche Bank Canada.

Hans Angermueller

        Director, Bankers Trust Corporation; Director, Bankers Trust Company; “Of Counsel” Shearman and Sterling, Address: Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022; Director, Wharton Financial Institutions Center.

George B. Beitzel

        Director, Bankers Trust Company and Bankers Trust Corporation since 1977; Directorships in ACTUATE; Bittstream, Inc., Computer Task Group, Inc., and Staff Leasing, Inc.; Private Investor. Address: 29 King Street, Chappaqua, New York 10514-3432.

Yves de Balmann

        Co-Chairman and Co-Chief Executive Officer, Deutsche Banc Alex. Brown Inc.; Vice Chairman, Bankers Trust Corporation; Director, Bankers Trust International, plc.; Director, Aerospatiale Matra.

Jessica P. Einhorn

        Employee—Part-time, Clark & Weinstock; Director, Bankers Trust Corporation; Director, Bankers Trust Company; Director, Council on Foreign Relations, Institute for International Economics, Pitney Bowes; Trustee, Rockefeller Brothers Fund; Member of the Executive Committee, Trilateral Commission; Chairman, International Advisory Board, J.E. Robert Companies.

William R. Howell

        Director, Bankers Trust Corporation; Director, Bankers Trust Company; Chairman Emeritus, J.C. Penney Company, Inc.; Director, American Electric Power (eff. 6/2000); Exxon Mobil Corporation; Pfizer, Inc.; Halliburton Company; and The Williams Companies, Inc. Address: J.C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 75301-1109.

Hermann-Josef Lamberti

        Executive Vice President, Deutsche Bank AG; Director and Vice Chairman, Bankers Trust Corporation; Director, Bankers Trust Company; Board Memberships: Euroclear plc (London); Euroclear sc (Brussels); and The Clearinghouse Interbank Payments Co. L.L.C. Supervisory Board Memberships in: GZS (Frankfurt), the European Transaction Bank (e.t.b.), Moneyshelf AG; Director, Deutsche Bank Americas Holding Corp. Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Troland S. Link

        General Counsel of Deutsche Bank North America; General Counsel, Bankers Trust Corporation; Managing Director and General Counsel, Bankers Trust Company.

John A. Ross

        Chief Executive Officer of the Americas, Deutsche Bank AG; President and Director, Bankers Trust Corporation; President and Director, Bankers Trust Company; President, Director and Chief Executive Officer, Taunus Corporation and DB U.S. Financial Markets Holding Corporation; President and Chief Executive Officer, Deutsche Bank Americas Holding Corp.; Director, Deutsche Banc Alex. Brown Inc.; Board Member, Local Initiatives Support Corp. Address: Deutsche Bank, 31 West 52nd Street, New York, New York, 10019.

Mayo A. Shattuck, III

        Co-Chairman and Co-Chief Executive Officer, Deutsche Banc Alex. Brown Inc.; Vice Chairman, Bankers Trust Corporation; Director, Bankers Trust International, plc, Alex. Brown & Sons Holdings Limited, Alex. Brown & Sons Limited, Alex. Brown Asset Management, Inc., Alex. Brown Capital Advisory, Incorporated and Investment Company Capital Corporation; Director and President—AB Administrative Partner, Inc., ABFS I Incorporated, ABS Leasing Services Company, ABS MB Ltd., Alex. Brown Financial Corporation, Alex. Brown Financial Services Incorporated, Alex. Brown Investments Incorporated, Alex. Brown Management Services Inc. and Alex. Brown Mortgage Capital Corporation; Director and Vice President, Alex. Brown & Sons Holdings Limited; Director, Constellation Holdings; President, South Street Aviation.

RS INVESTMENT MANAGEMENT L.P. (“RS”)

        RS Investment Management L.P. (“RS”) formerly Robertson, Stephens & Company Investment Management, L.P., is a registered investment adviser under the Advisers Act. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of RS have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of RS or its predecessors. The business address of RS is 388 Market Street, Suite 200, San Francisco, California 94111.

        RS Investment Management L.P. is engaged in the provision of investment advisory and management services to mutual funds, private investment pools, and private accounts.

G. Randall Hecht

        Chief Executive Officer of RSIM, L.P. Mr. Hecht was elected President and Principal Executive Officer of the RS Investment Trust in February 1999. He is also the chief executive officer and a member of RS Investment Management Co., LLC, the parent company to RSIM, L.P. Mr. Hecht served as Chief Operating Officer of Robertson, Stephens & Company, Inc. from January 1993 to 1997, as Chief Financial Officer of Robertson, Stephens & Company LLC (and its predecessors) from June 1984 to January 1993 and as the head of that firm’s Investment Management Group. He was also a limited partner of Robertson, Stephens & Company LLC, and a member of the Management and Executive Committees of Robertson, Stephens & Company, Inc. He was a Trustee of the Robertson Stephens Investment Trust from June 1987 until December 1997.

James Callinan

        Managing Director of RSIM, L.P. Mr. Callinan is responsible for managing the RS Emerging Growth Fund, the RS Aggressive Growth Fund and the RS Internet Age Fund. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.

Andrew P. Pilara, Jr.

        Managing Director of RSIM, L.P. He is also a managing member of RS Investment Management Co., LLC the parent company of RSIM L.P. He served as the Principal Executive Officer and the President of the Robertson Stephens Investment Trust from October 1997 and December 1997, respectively, until February 1999. Mr. Pilara has been responsible for managing the RS Partners Fund since the Fund’s inception in July 1995 and is responsible for managing the RS Global Natural Resources Fund. Since August 1993 he has been a member of The Contrarian Fund-TM-management team. Mr. Pilara has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary’s College. Mr. Pilara was a Trustee of the Robertson Stephens Investment Trust from September 1997 to February 1999.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

        Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Andrew A. Davis

        (6/25/63), 124 East Marcy Street, Santa Fe NM 87501. Portfolio Manager and President of the Company and each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; former Vice President of convertible security research, Paine Webber, Inc.

Christopher C. Davis

        (7/13/65), 609 Fifth Avenue, New York NY 10017. Portfolio Manager and Vice Chairman of the Company an each of the Davis Funds and the Selected Funds; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Shareholder and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer.

Kenneth C. Eich

        (8/14/53), Office in Tucson, Arizona. Vice President of the Company and each of the Davis Funds and Selected Funds; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors LLC; former Chief Operating Officer of 4 Heath, Inc.; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of OppenheimerFunds, Inc.

Russell O. Wiese

        (1966), Office in New York, New York. Chief Marketing Officer of the Company. Also serves as an officer for various entities affiliated with Davis Selected Advisers, L.P.

Gary Tyc

        (1956), Office in Tucson, Arizona. Chief Financial Officer and Vice President of the Company; Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary of Venture Advisers, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Selected Advisers NY, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Distributors LLC; former Vice President of OppenheimerFunds, Inc.

Sharra L. Reed

        (1966), Office in Tucson, Arizona. Vice President of the Company. Also serves as an officer for various entities affiliated with Davis Selected Advisers, L.P.

Thomas D. Tays

        (1957), Office in Tucson, Arizona. Vice President, General Counsel and Secretary of the Company; Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors LLC; former Vice President and Special Counsel of U.S. Global Investors, Inc. and its affiliates.

Item 27:    Principal Underwriters

        Not Applicable.

Item 28:    Location of Accounts and Records

(Declaration of Trust and Bylaws)
MML Series Investment Fund
1295 State Street
Springfield, Massachusetts 01111-0001

(With respect to its services as Adviser)
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)
David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111-0001

(With respect to its services as Sub-Adviser)
David L. Babson & Company Inc.
One Memorial Drive
Cambridge, Massachusetts 02142-1300

(Third Party unaffiliated recordkeeper for David L. Babson & Company Inc.
with respect to its services as Sub-Adviser)
Iron Mountain
148 Cook Street
Billerica, Massachusetts 01821

(With respect to its services as Sub-Adviser)
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

(With respect to its services as Sub-Adviser)
J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

(With respect to its services as Sub-Adviser)
Waddell & Reed Asset Management Company
6300 Lamar Avenue
Overland Park, KS 66202-4247

(With respect to its services as Sub-Adviser)
Bankers Trust Company/Deutsche Asset Management Company
130 Liberty Street
New York, NY 10006

(With respect to its services as Sub-Adviser)
RS Investment Management
388 Market Street, Suite 200
San Francisco, CA 94111

(With respect to its services as Sub-Adviser)
Davis Selected Advisers, L.P.
609 Fifth Avenue, 11th Floor
New York, New York 10017

(With respect to its services as custodian for the Funds)
Investors Bank and Trust Company
200 Clarendon Street, P.O. Box 9130
Boston, Massachusetts 02117-9130

(With respect to its service as Counsel)
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Item 29:    Management Services

        Not Applicable.

Item 30:    Undertakings

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 46 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 27th day of April, 2001.

MML SERIES INVESTMENT FUND

/s/ JOHN V. MURPHY
By:
President and Trustee

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 46 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 27th day of April, 2001.

Signature	Title

/s/ STUART H. REESE Stuart H. Reese	Chairman and Trustee

/s/ THOMAS M. KINZLER * Richard G. Dooley	Trustee

/s/ THOMAS M. KINZLER * Ronald J. Abdow	Trustee

/s/ THOMAS M. KINZLER * Richard H. Ayers	Trustee

/s/ THOMAS M. KINZLER * Mary E. Boland	Trustee

/s/ THOMAS M. KINZLER * David E. A. Carson	Trustee

/s/ THOMAS M. KINZLER * Richard W. Greene	Trustee

/s/ THOMAS M. KINZLER * Beverly L. Hamilton	Trustee

/s/ THOMAS M. KINZLER * F. William Marshall, Jr.	Trustee

Signature	Title

/s/ THOMAS M. KINZLER * Charles J. McCarthy	Trustee

/s/ THOMAS M. KINZLER * Robert J. O’Connell	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

/s/ THOMAS M. KINZLER * *By: Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit
A	Amendment to Agreement and Declaration of Trust of Registrant

B	Amendment to By-Laws

D(19)	Form of Investment Management Agreement for MML Enhanced Index Core Equity Fund

D(20)	Form of Investment Management Agreement for MML Small Company Opportunities Fund

D(21)	Form of Investment Sub-Advisory Agreement for MML Enhanced Index Core Equity Fund

D(22)	Form of Investment Sub-Advisory Agreement for MML Small Company Opportunities Fund

I(5)	Opinion of Counsel

J(1)	Consent of Deloitte & Touche L.L.P.

P(1)	Code of Ethics for David L. Babson & Company Inc.

P(2)	Code of Ethics for Davis Selected Advisers, L.P.

P(3)	Code of Ethics for J.P. Morgan Investment Management Inc.

P(4)	Code of Ethics for Waddell & Reed Investment Management Company

P(5)	Code of Ethics for Massachusetts Financial Services Company

P(6)	Code of Ethics for Massachusetts Mutual Life Insurance Company and MML Series Investment Fund

P(7)	Code of Ethics for Deutsche Asset Management, Inc.

P(8)	Code of Ethics for RS Investment Management, L.P.